As filed with the Securities and Exchange Commission on August 22, 2003
                          Registration Nos. 33-12988;
                                    811-05088



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |x|
         Pre-Effective Amendment No.                              |_|
         Post-Effective Amendment No. 51                          |x|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |x|
         Amendment No. 53                                         |x|




                        THE ALLIANCEBERNSTEIN PORTFOLIOS
         (Exact Name of Registrant as Specified in Declaration of Trust)

                           1345 Avenue of the Americas
                            New York, New York 10105
          (Address of Principal Executive Offices, including zip code)
                                  800-221-5672
              (Registrant's Telephone Number, including Area Code)

                  Please Send Copies of all Communications to:
                  --------------------------------------------


          Edmund P. Bergan, Jr.                        J.B. Kittredge, Esq.
          Alliance Capital Management L.P.             Ropes & Gray LLP
          1345 Avenue of the Americas                  One International Place
          New York, New York  10105                    Boston, MA  02110-2624



Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

|_|      Immediately upon filing pursuant to paragraph (b)

|x|      On September 2, 2003 pursuant to paragraph (b)

|_|      60 days after filing pursuant to paragraph (a) (1)

|_|      On (________) pursuant to paragraph (a) (1)

|_|      75 days after filing pursuant to (a) (2)

|_| On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



NOTE: THIS AMENDMENT RELATES SOLELY TO SHARES OF BENEFICIAL INTEREST IN ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY (FORMERLY KNOWN AS ALLIANCE CONSERVATIVE INVESTORS FUND) AND ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY (FORMERLY KNOWN AS ALLIANCE GROWTH INVESTORS FUND), AND THE ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY, AND ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY. INFORMATION CONTAINED IN THE TRUST'S REGISTRATION STATEMENT RELATING TO THE OTHER SERIES OF THE TRUST IS NEITHER AMENDED NOR SUPERSEDED HEREBY.

[LOGO] AllianceBernstein(SM)
Investment Research and Management



AllianceBernstein Wealth Strategies(SM)


PROSPECTUS--September 2, 2003


Portfolio solutions designed to balance risk and return.


Wealth Strategies
>  Wealth Appreciation Strategy
>  Balanced Wealth Strategy
>  Wealth Preservation Strategy

Tax-Managed Wealth Strategies
>  Wealth Appreciation Strategy
>  Balanced Wealth Strategy
>  Wealth Preservation Strategy


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Approaches Offered
-----------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
-----------------------------

                                TABLE OF CONTENTS

                                                              Page
RISK/RETURN SUMMARY.......................................       3
AllianceBernstein Wealth Appreciation Strategy............       4
AllianceBernstein Balanced Wealth Strategy................       5
AllianceBernstein Wealth Preservation Strategy............       6
AllianceBernstein Tax-Managed Wealth Appreciation
  Strategy................................................       7
AllianceBernstein Tax-Managed Balanced Wealth
  Strategy................................................       8
AllianceBernstein Tax-Managed Wealth Preservation
  Strategy................................................      10

SUMMARY OF PRINCIPAL RISKS................................      12

PRINCIPAL RISKS BY STRATEGY...............................      13

FEES AND EXPENSES OF THE STRATEGIES.......................      14

GLOSSARY..................................................      16

DESCRIPTION OF THE STRATEGIES.............................      16
Investment Objectives and Principal Policies..............      17
Description of Additional Investment Practices............      26
Additional Risk Considerations............................      33

MANAGEMENT OF THE STRATEGIES..............................      35
Adviser...................................................      35
Portfolio Manager.........................................      36
Performance of Equity and Fixed Income
  Investment Teams........................................      36

PURCHASE AND SALE OF SHARES...............................      40
How The Strategies Value Their Shares.....................      40
How To Buy Shares.........................................      40
How To Exchange Shares....................................      40
How To Sell Shares........................................      40

DIVIDENDS, DISTRIBUTIONS AND TAXES........................      41

DISTRIBUTION ARRANGEMENTS.................................      42

CONVERSION FEATURE........................................      43

GENERAL INFORMATION.......................................      43

FINANCIAL HIGHLIGHTS......................................      45

The Strategies' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY


The following is a summary of certain key information about the AllianceBernstein Wealth Strategies(SM). You will find additional information about each Strategy, including a detailed description of the risks of an investment in each Strategy, after this Summary.

The Risk/Return Summary describes each Strategy's objectives, principal investment strategies, principal risks and fees. Each Strategy's Summary page includes a short discussion of some of the principal risks of investing in that Strategy. A further discussion of these and other risks begins on page 12.

More detailed descriptions of the Strategies, including the risks associated with investing in the Strategies, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

For each Strategy that has completed at least one calendar year of operations, the Risk/Return Summary includes a table showing its average annual returns, before and (for Class A shares) after taxes, and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each relevant Strategy by showing:

o how the Strategy's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Strategy if the Strategy is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Strategy's performance from year to year over 10 years (or over the life of the Strategy if the Strategy is less than 10 years old).

A Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Strategies. An investment in a Strategy is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

AllianceBernstein Wealth Appreciation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in an equity portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using the fundamental value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------


There is no bar chart or performance table for the Strategy because it has not completed a full calendar year of operations.

AllianceBernstein Balanced Wealth Strategy

--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.


PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include high yield debt securities ("junk bonds") and preferred stock.

Normally, the Strategy targets a 60% weighting for equity securities and a 40% weighting for debt securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------


There is no bar chart or performance table for the Strategy because it has not completed a full calendar year of operations.

AllianceBernstein Wealth Preservation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for debt securities and a 30% weighting for equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------


There is no bar chart or performance table for the Strategy because it has not completed a full calendar year of operations.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in an equity portfolio that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Normally, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's growth and value components (and the subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk and management risk.


PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------


There is no bar chart or performance table for the Strategy because it has not completed a full calendar year of operations.

AllianceBernstein Tax-Managed Balanced Wealth Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include high yield securities ("junk bonds").

Normally, the Strategy targets an approximately equal weighting for equity securities and tax-exempt debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses,

--------------------------------------------------------------------------------

which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy (formerly known as the Alliance Growth Investors Fund) were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


11.44    -3.63     26.50   11.10     13.80   24.87    14.86    -2.21    -14.49   -13.39
---------------------------------------------------------------------------------------
  93       94       95       96       97       98       99       00       01       02

                                                           Calendar Year End (%)


You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, for the period from January 1, 2002 through June 30, 2002, the Strategy's return was -8.19%, and during the periods shown in the bar chart, the Strategy's:


Best quarter was up 18.92%, 4th quarter, 1998; and Worst quarter was down -13.62%, 3rd quarter, 2001.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------

                                       Past             Past          Past
                                     One Year        Five Years     Ten Years
--------------------------------------------------------------------------------
Class A**         Return Before
                   Taxes              -17.06%        -0.11%       5.50%
--------------------------------------------------------------------------------
                  Return After
                   Taxes on
                   Distributions      -17.47%        -2.16%      3.27%
--------------------------------------------------------------------------------
                  Return After
                   Taxes on
                   Distributions
                   and Sale of
                   Fund Shares        -10.47%        -0.19%      3.96%
--------------------------------------------------------------------------------
Class B           Return Before
                   Taxes              -17.48%         0.00%      5.37%
--------------------------------------------------------------------------------
Class C           Return Before
                   Taxes              -14.88%         0.02%     N/A***
--------------------------------------------------------------------------------
S&P 500           (reflects no
Index              deduction for
                   fees, expenses,
                   or taxes)          -22.09%        -0.58%      9.34%
--------------------------------------------------------------------------------
Lehman 5-yr       (reflects no
Gen'l Obl.         deduction for
Muni Bond          fees, expenses,
Index****          or taxes  )          9.00%         5.80%      5.85%
--------------------------------------------------------------------------------
50% S&P 500/      (reflects no
50% Lehman         deduction for
5-yr Gen'l         fees, expenses,
Obl. Muni          or taxes)
Bond Index                             -7.12%         3.08%      7.92%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    After-tax returns:


      -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*** Inception date of Class C shares is 8/2/93. The average annual return for Class C since its actual inception date was 4.74%. The returns for the S&P 500 Index, the Lehman Brothers Five Year General Obligation Municipal Bond Index, and the 50% S&P 500 Index/50% Lehman Brothers Five Year General Obligation Municipal Bond Index for the comparable period (which dates from the month-end prior to the Class C inception date) were 9.44%, 5.67%, and 7.90%, respectively.

**** On September 2, 2003, the Strategy changed its broad-based securities market index from the S&P 500 to the Lehman Brothers Five Year General Obligation Municipal Bond Index because the latter index more closely approximates the new investment policies of the Strategy.

AllianceBernstein Tax-Managed Wealth Preservation Strategy
--------------------------------------------------------------------------------

OBJECTIVE:

The Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase.

Normally, the Strategy targets a 70% weighting for debt securities and a 30% weighting for equity securities. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted debt/equity weightings and the targeted equity blends.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser

--------------------------------------------------------------------------------

may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy may use derivatives, such as options, futures, forwards and swaps. Among the principal risks of investing in the Strategy are market risk, interest rate risk, credit risk, non-U.S. investment risk, leveraging risk, derivatives risk, liquidity risk, capitalization risk, municipal market risk and management risk.

The table and bar chart provide an indication of the historical risk of an investment in the Strategy. On September 2, 2003, the investment policies of the Strategy (formerly known as the Alliance Conservative Investors Fund) were modified. As a result, the Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 9.70    -5.06     18.85    6.95     11.69   14.07     4.61     5.33     -4.08    0.22
---------------------------------------------------------------------------------------
  93       94       95       96       97       98       99       00       01       02

                                                           Calendar Year End (%)

You should consider an investment in the Strategy a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, for the period from January 1, 2002 through June 30, 2002, the Strategy's return was -1.77%, and during the periods shown in the bar chart, the Strategy's:

Best quarter was up 6.86%, 4th quarter, 1998; and Worst quarter was down -4.06%, 3rd quarter, 2001.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------

                                      Past             Past             Past
                                    One Year        Five Years        Ten Years
--------------------------------------------------------------------------------
Class A**         Return Before
                   Taxes             -4.00%            2.96%             5.52%
--------------------------------------------------------------------------------
                  Return After
                   Taxes on
                   Distributions     -5.07%            0.91%             3.29%
--------------------------------------------------------------------------------
                  Return After
                   Taxes on
                   Distributions
                   and Sale of
                   Fund Shares       -2.46%            1.60%             3.49%
--------------------------------------------------------------------------------
Class B           Return Before
                   Taxes             -4.34%            3.14%             5.38%
--------------------------------------------------------------------------------
Class C           Return Before
                   Taxes             -1.41%            3.14%            N/A***
--------------------------------------------------------------------------------
Lehman            (reflects no
Brothers           deduction for
Aggregate          fees, expenses,
Bond Index         or taxes)         10.26%            7.55%             7.51%
--------------------------------------------------------------------------------
Lehman 5-yr       (reflects no
Gen'l Obl.         deduction for
Muni Bond          fees, expenses,
Index****          or taxes)          9.00%            5.80%             5.85%
--------------------------------------------------------------------------------
70% Lehman        (reflects no
5-yr Gen'l         deduction for
Obl. Muni          fees, expenses,
Bond Index /       or taxes)
30% S&P 500                          -0.80%           4.29%             7.17%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    After-tax returns:

      -- Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

      -- Are estimates based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*** Inception date of Class C shares is 8/2/93. The average annual return for Class C since its actual inception date was 4.80%. The returns for the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Five Year General Obligation Municipal Bond Index, and the 70% Lehman Brothers Five Year General Obligation Municipal Bond Index/30% S&P 500 Index for the comparable period (which dates from the month-end prior to the Class C inception date) were 7.17%, 5.67%, and 7.09%, respectively.

**** On September 2, 2003, the Strategy changed its broad-based securities market index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers Five Year General Obligation Municipal Bond Index because the latter index more closely approximates the new investment policies of the Strategy.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Strategy will change with changes in the values of that Strategy's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's portfolio as a whole. All of the Strategies could be subject to additional principal risks because the types of investments made by the Strategies can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Strategies, their investments, and related risks.

o Market Risk. This is the risk that the value of a Strategy's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. Each of the Strategies is subject to market risk.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Strategy's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Strategy's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Because they may invest in debt securities such as bonds, notes and asset-backed securities, each of the Strategies is subject to interest rate risk.

      Even the AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy are subject to interest rate risk despite the fact that they invest substantial portions of their assets in high quality debt securities. Interest rate risk is generally greater, however, for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because they may invest significantly in lower-rated securities and comparable unrated securities (commonly known as "junk bonds").

      Interest rate risk is generally greater for Strategies that invest to a material extent in debt securities with longer maturities or in mortgage-related or other asset-backed securities that may be prepaid. The values of mortgage-related and asset-backed securities are affected more by changes in interest rates because when interest rates rise, the maturities of these securities tend to lengthen. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Strategies must reinvest their assets in debt securities with lower interest rates.

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to the Strategies because they invest in fixed-income securities, and it may be particularly significant for the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy because, when the Adviser believes that conditions favoring such securities are compelling, they may invest significantly in lower-rated securities. As a result of their investments in non-U.S. securities, the Strategies are also subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default.

o Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and non-U.S. currencies may negatively affect the value of a Strategy's investments. Each of the Strategies will be subject to this risk because each may invest in non-U.S. securities.

o Non-U.S. Investment Risk. This is the risk of investments in issuers located in non-U.S. countries. Strategies investing in non-U.S. securities may experience more rapid and extreme changes in value than Strategies with investments solely in securities of U.S. companies. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Strategy's investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Strategy could lose its entire investment.

o Leveraging Risk. When a Strategy borrows money or otherwise leverages its portfolio, the value of an investment in that Strategy will be more volatile and all other risks will tend to be compounded. Each of the Strategies may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

o Derivatives Risk. Each of the Strategies may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. Generally, however, the Strategies use derivatives as direct investments to earn income and broaden Strategy diversification, which entails greater risk than if derivatives were used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.


o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Strategy from selling out of these illiquid securities at an advantageous price. Each Strategy is subject to liquidity risk because its non-U.S. investments and securities involving substantial market and/or credit risk can be hard to sell.

o Capitalization Risk. This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Strategy's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular States or municipalities, including economic, political or regulatory developments or terrorism. A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Management Risk. Each Strategy is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended result.

PRINCIPAL RISKS BY STRATEGY

The following chart summarizes the principal risks of each Strategy. Risks not marked for a particular Strategy may, however, still apply to some extent to that Strategy at various times.

------------------------------------------------------------------------------------------------------------------------------------
                              Interest                     Non-U.S.    Lever-                           Capital-  Municipal  Manage-
                      Market    Rate    Credit  Currency  Investment    aging   Derivatives  Liquidity   ization   Market     ment
Strategy               Risk     Risk     Risk     Risk       Risk       Risk       Risk        Risk       Risk      Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Wealth Appreciation
Strategy                 o                          o          o          o         o            o          o                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Balanced Wealth
Strategy                 o        o         o       o          o          o         o            o          o                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Wealth Preservation
Strategy                 o        o         o       o          o          o         o            o          o                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Wealth
Appreciation Strategy    o                          o          o          o         o            o          o                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Balanced
Wealth Strategy          o        o         o       o          o          o         o            o          o         o        o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Tax-Managed Wealth
Preservation Strategy    o        o         o       o          o          o         o            o          o         o        o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE STRATEGIES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategies.


SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)

                                                            Class A Shares   Class B Shares   Class C Shares    Advisor Class Shares
                                                            --------------   --------------    --------------   --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                              4.25%(a)        None             None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                    None*           4.0%**(a)        1.0%***(a)           None

Exchange Fee                                                     None            None             None                 None


(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchase and for certain group retirement plans. In some cases, however, a 1% 1-year contingent deferred sales charge ("CDSC") may apply. CDSC's for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information.


  * A CDSC of up to 1% may be charged on redemptions of Class A shares purchased without an initial sales charge.

 ** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares, the CDSC is reduced to 0% after 1 year.



ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                              Advisor
Wealth Appreciation Strategy    Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .95%       .95%      .95%      .95%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses(a)             1.61%      1.61%     1.61%     1.61%
                                -----      -----     -----     -----
   Total Fund Operating
   Expenses                      2.86%      3.56%     3.56%     2.56%
                                =====      =====     =====     =====
   Waiver and/or Expense
      Reimbursement(b)          (1.06)%    (1.06)%   (1.06)%   (1.06)%
                                -----      -----     -----     -----
   Net Expenses                  1.80%      2.50%     2.50%     1.50%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                    Advisor
                 Class A  Class B*   Class B** Class C*  Class C**   Class
                 -------  --------   --------- --------  ---------  -------
After 1 Year     $  600   $  653     $253      $353      $253       $153
After 3 Years(c) $1,777   $1,193     $993      $993      $993       $696

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                              Advisor
Balanced Wealth Strategy        Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .75%       .75%      .75%      .75%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses(a)             1.60%      1.60%     1.60%     1.60%
                                -----      -----     -----     -----
   Total Fund Operating
   Expenses                      2.65%      3.35%     3.35%     2.35%
                                =====      =====     =====     =====
   Waiver and/or Expense
      Reimbursement(b)          (1.10)%    (1.10)%   (1.10)%   (1.10)%
                                -----      -----     -----     -----
   Net Expenses                  1.55%      2.25%     2.25%     1.25%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                    Advisor
                 Class A  Class B*   Class B** Class C*  Class C**   Class
                 -------  --------   --------- --------  ---------  -------
After 1 Year     $  576   $  628     $228      $328      $228       $127
After 3 Years(c) $1,113   $1,128     $928      $928      $928       $628

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                              Advisor
Wealth Preservation Strategy    Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .75%       .75%      .75%      .75%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses(a)             1.58%      1.58%     1.58%     1.58%
                                -----      -----     -----     -----
   Total Fund Operating
   Expenses                      2.63%      3.33%     3.33%     2.33%
                                =====      =====     =====     =====
   Waiver and/or Expense
      Reimbursement(b)          (1.08)%    (1.08)%   (1.08)%   (1.08)%
                                -----      -----     -----     -----
   Net Expenses                  1.55%      2.25%     2.25%     1.25%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                      Advisor
                   Class A  Class B*   Class B** Class C*  Class C**   Class
                   -------  --------   --------- --------  ---------  -------
After 1 Year       $  576   $  628     $228      $328      $228       $127
After 3 Years(c)   $1,109   $1,124     $924      $924      $924       $624



                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Tax-Managed Wealth Appreciation                                Advisor
Strategy                        Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .95%       .95%      .95%      .95%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses(a)             1.61%      1.61%     1.61%     1.61%
                                -----      -----     -----     -----
   Total Fund Operating
   Expenses                      2.86%      3.56%     3.56%     2.56%
                                =====      =====     =====     =====
   Waiver and/or Expense
      Reimbursement(b)          (1.06)%    (1.06)%   (1.06)%   (1.06)%
                                -----      -----     -----     -----
   Net Expenses                  1.80%      2.50%     2.50%     1.50%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                    Advisor
                 Class A  Class B*   Class B** Class C*  Class C**   Class
                 -------  --------   --------- --------  ---------  -------
After 1 Year     $  600   $  653     $  253    $  353    $  253     $  153
After 3 Years(c) $1,177   $1,193     $  993    $  993    $  993     $  696


                                         Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Tax-Managed Balanced Wealth                                    Advisor
Strategy                        Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .75%       .75%      .75%      .75%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses                 .77%       .82%      .79%      .77%
                                -----      -----     -----     -----
   Total Fund Operating
   Expenses                      1.82%      2.57%     2.54%     1.52%
                                =====      =====     =====     =====
   Waiver and/or Expense
      Reimbursement(b)           (.27)%     (.32)%    (.29)%    (.27)%
                                -----      -----     -----     -----
   Net Expenses                  1.55%      2.25%     2.25%     1.25%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                      Advisor
                   Class A  Class B*   Class B** Class C*  Class C**   Class
                   -------  --------   --------- --------  ---------  -------
After 1 Year       $  576   $  628     $  228    $  328    $  228     $  127
After 3 Years(c)   $  948   $  969     $  769    $  763    $  763     $  454
After 5 Years(c)   $1,344   $1,337     $1,337    $1,325    $1,325     $  803
After 10 Years(c)  $2,450   $2,698(d)  $2,698(d) $2,854    $2,854     $1,790

                                       Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Tax-Managed Wealth Preservation                                Advisor
Strategy                       Class A   Class B   Class C     Class
                                -------  --------  --------    -------
   Management Fees                .75%       .75%      .75%      .75%
   Distribution and
      Shareholder Service
      (12b-1) Fees                .30%      1.00%     1.00%     None
   Other Expenses                 .64%       .67%      .66%      .64%
                                -----      -----     -----     -----

   Total Fund Operating
   Expenses                      1.69%      2.42%     2.41%     1.39%
                                =====      =====     =====     =====
   Waiver and/or Expense
   Reimbursement(b)              (.14)%     (.17)%    (.16)%    (.14)%
                                -----      -----     -----     -----
   Net Expenses                  1.55%      2.25%     2.25%     1.25%
                                =====      =====     =====     =====

                                    Examples
------------------------------------------------------------------------------

                                                                      Advisor
                   Class A  Class B*   Class B** Class C*  Class C**   Class
                   -------  --------   --------- --------  ---------  -------
After 1 Year       $  576   $  628     $  228    $  328    $  228     $  127
After 3 Years(c)   $  922   $  938     $  738    $  736    $  736     $  426
After 5 Years(c)   $1,291   $1,275     $1,275    $1,271    $1,271     $  747
After 10 Years(c)  $2,327   $2,563(d)  $2,563(d) $2,734    $2,734     $1,656


--------------------------------------------------------------------------------

*     Assumes redemption at end of period.

**    Assumes no redemption at end of period.

(a)   Based on estimated amounts for the current fiscal year.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by Alliance for additional one-year terms.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Strategy expenses is not extended beyond the end of the Strategy's current fiscal year.

(d)   Assumes Class B shares convert to Class A shares after eight years.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, or governmental agencies or other governmental entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

o     ARMS, which are adjustable-rate mortgage securities;

o     SMRS, which are stripped mortgage-related securities;

o     CMOs, which are collateralized mortgage obligations;

o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are non-U.S. government debt securities, loan participations between non-U.S. governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of non-U.S. government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds".

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.



--------------------------------------------------------------------------------
                         DESCRIPTION OF THE STRATEGIES
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Strategy's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Strategy will achieve its investment objective.

Please note that:


o Additional discussion of the Strategies' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Strategy may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Strategy can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Strategy's strategies, investments, and risks can be found in the Statement of Additional Information or "SAI."

o Except as noted, the Strategy's investment objectives and policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's portfolio after they are purchased by the Strategy will not cause the Strategy to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES


AllianceBernstein Wealth Appreciation Strategy

AllianceBernstein Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy invests in an equity portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.



Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Adviser's targeted blend for the Strategy is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will allow the relative weightings of the Strategy's growth and value components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Strategy blends each style component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.


For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities.


o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements;

o     invest up to 15% of its total assets in real estate investment trusts; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.



AllianceBernstein Balanced Wealth Strategy

AllianceBernstein Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blends. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 60% weighting for equity securities and a 40% weighting for debt securities. The Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the debt component could range from 35% to 45%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% above or below the target before rebalancing occurs.

In selecting fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's debt securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, high yield debt securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A. For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

The Strategy also may:


o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements;

o     purchase and sell non-U.S. fixed-income obligations;

o     invest up to 15% of its total assets in real estate investment trusts; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

AllianceBernstein Wealth Preservation Strategy

AllianceBernstein Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blends. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 70% weighting for debt securities and a 30% weighting for equity securities. The Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the debt component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% above or below the target before rebalancing occurs.


In selecting fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation indexed bonds). In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

The Strategy also may:


o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 33 1/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements;

o     purchase and sell non-U.S. fixed-income obligations;

o     invest up to 15% of its total assets in real estate investment trusts; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.



AllianceBernstein Tax-Managed Wealth Appreciation Strategy

AllianceBernstein Tax-Managed Wealth Appreciation Strategy seeks long-term growth of capital. The Strategy invests in an equity portfolio that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies. Normally, the Adviser's targeted blend for the Strategy is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will allow the relative weightings of the Strategy's growth and value components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Strategy blends each style component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions of the Strategy, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of the geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.


AllianceBernstein Tax-Managed Balanced Wealth Strategy

AllianceBernstein Tax-Managed Balanced Wealth Strategy seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Strategy, the

Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blends. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 50% weighting for equity securities and a 50% weighting for debt securities. The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as exempt interest dividends (currently, that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). Subject to that tax requirement, the Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the debt component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the ranges may expand to 10% above or below the target before rebalancing occurs. In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities (including cash and money market instruments), but may also include, when the Adviser believes that conditions favoring them are compelling, high yield securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser. For a description of the ratings referred to above, see Appendix A. For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

The Strategy will at all times hold at least 40% of its total assets in common stocks and securities and convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset class will always comprise at least 10%, but never more than 60%, of the its total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:

o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

AllianceBernstein Tax-Managed Wealth Preservation Strategy seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy.

The Strategy's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the

Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Strategy, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 70 equity research analysts specializing in growth research, and more than 150 equity research analysts specializing in value research.

The Adviser's targeted blend for the Strategy's equity component is an equal weighting of 50% growth stocks and 50% value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the value component could range from 45% to 55%). Beyond those ranges, the Adviser will generally rebalance the Strategy's equity component toward the targeted blends. However, under extraordinary circumstances, when conditions favoring one investment style are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Strategy's equity component across U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth portions, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the U.S. component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. companies are compelling, the range may expand to 10% above or below the target before rebalancing occurs.

The Strategy's growth stocks are selected using Alliance's growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of Alliance's large internal growth research staff, which, follows over 1,500 U.S. and non-U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.


Alliance's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.


The Strategy's value stocks are selected using Bernstein's fundamental value investment discipline. In selecting stocks, each of Bernstein's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

Normally, the Strategy targets a 70% weighting for tax-exempt debt securities and a 30% weighting for equity securities. The Adviser will allow the relative weightings of the Strategy's debt and equity components to vary in response to markets, but ordinarily only by up to 5% from the targeted blend (e.g., the debt component could range from 65% to 75%). Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the foregoing ranges may expand to 10% above or below the target before rebalancing occurs.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties. In selecting debt securities for the Strategy, these fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy will at all times hold at least 40% of its total assets in tax-exempt, investment grade, fixed-income securities, each having a duration less than that of a 10-year Treasury bond. In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, for mortgage-backed or asset-backed securities, and non-U.S. and U.S. interest rates). The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Strategy's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Strategy's total assets. For temporary defensive purposes, the Strategy may invest without limit in money market instruments.

Tax-Managed Investing

The Strategy seeks to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. The Strategy also pursues a number of strategies that take into account the tax impact of buy and sell investment decisions on the Strategy's shareholders. For example, the Adviser will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by the Strategy at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to the Strategy.

The Strategy also may:


o invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities;

o     invest up to 10% of its net assets in convertible securities;

o enter into forward commitments, futures contracts and options on future contracts with respect to securities, indices and currencies;

o buy or sell options on non-U.S. currencies and enter into forward non-U.S. currency exchange contracts;

o     purchase and sell exchange-traded index options;

o write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to 10% of its total assets;

o make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales;

o     invest up to 5% of its total assets in rights or warrants;

o     invest up to 15% of its net assets in illiquid securities;

o make loans of portfolio securities up to 331/3% of its total assets (including collateral for any security loaned);

o     enter into repurchase agreements; and

o invest up to 10% of its total assets in the securities of companies in emerging markets.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular type of investment if, in the Adviser's opinion, the derivatives have economic characteristics similar to that type of investment.



DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain additional investment practices of the Strategies together with associated risks.


Non-Publicly Traded Securities

Each Strategy may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Strategy may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of a Strategy's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Strategies' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information, see the SAI.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.
Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy. Investments in REITs are deemed to be 50% equity and 50% fixed-income for purposes of the target blends of the Balanced Wealth Strategy and Wealth Preservation Strategy and 100% equity for the Wealth Appreciation Strategy.

Mortgage-Backed Securities and Related Risks

Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Strategy that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.


Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Adjustable Rate Securities


Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans.

Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.



Asset-Backed Securities

Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Currency Swaps


Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Strategy will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.


High-Yield Securities

Each of the AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("High-Yield Securities"). These Strategies will generally invest in securities rated at the time of purchase at least Caa-by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Strategies may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.


As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. High-Yield Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity or investor perceptions. Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Strategies to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be imited.
Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Strategies' net asset value. In addition, the values of such securities may be more volatile.

Some High-Yield Securities in which the Strategies may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Strategies may be required to reinvest redemption or call proceeds during a period of relatively low interest rates. The credit ratings issued by Moody's, S&P and Fitch, a description of which is included as Appendix A, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of High-Yield Securities.

When a Strategy invests in securities in the lower rating categories, the achievement of the Strategie's goals is more dependent on Alliance's ability than would be the case if the Strategy were investing in higher-rated securities. In the event that the credit rating of a High-Yield Security held by a Strategy falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Strategy), the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P or Fitch or judged by the Adviser to be of comparable quality share some of the speculative characteristics of the High-Yield Securities described above.



Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Equity-Linked Debt Securities



Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.


Zero-Coupon and Payment-in-Kind Bonds


Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.


Options and Futures

-- Options on Securities

An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is used for cross-hedging purposes if a Strategy does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Strategy owns or has the right to acquire.
A Strategy would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss equal to the premium paid for the option.

If an option written by a Strategy were exercised, the Strategy would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Strategy at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Strategy retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Strategy's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Options purchased or written by a Strategy in negotiated transactions are illiquid and it may not be possible for the Strategy to effect a closing transaction at an advantageous time.


-- Options on Securities Indices

An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


-- Options on Non-U.S. Currencies

As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Strategy could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Strategy's position, the Strategy may forfeit the entire amount of the premium plus related transaction costs. For Strategies that may invest in options on non-U.S. currencies, see the Strategies' SAI for further discussion of the use, risks, and costs of options on non-U.S. currencies.



-- Futures Contracts and Options on Futures Contracts

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, non-U.S. currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.


Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Strategy will be traded on exchanges worldwide or over the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Strategy's portfolio securities or adversely affect the prices of securities which the Strategy intends to purchase at a later date.

A Strategy will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Strategy will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Strategy and the currencies and futures contracts subject to outstanding options written by the Strategy would exceed 50% of its total assets.

-- General

The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Strategy may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Strategy's ability to dispose of its position in futures contracts, options,

and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Strategy, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Strategy would have to be exercised in order for the Strategy to realize any profit and (ii) the Strategy may not be able to sell currencies or portfolio securities covering an option written by the Strategy until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Strategies will be able to utilize these instruments effectively. In addition, a Strategy's ability to engage in options, futures and forward contract transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Strategy for U.S. federal income tax purposes.


Loans of Strategy Securities

Each Strategy may lend portfolio securities amounting to not more than 25% of its total assets. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Strategy may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Strategy any income from the securities. The Strategy may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategy's investment risks. Each Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Repurchase Agreements

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Strategy might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Strategy enters into repurchase agreements.

Rights and Warrants

A Strategy will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Strategy's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.



Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).


When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Strategy may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Strategy may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Strategy believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Strategy's securities denominated in such foreign currency, or when a Strategy believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If Alliance were to forecast incorrectly the direction of exchange rate movements, a Strategy might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Strategy enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's net asset value.

Forward Non-U.S. Currency Exchange Contracts

A Strategy may purchase or sell forward non-U.S. currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward non-U.S. currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Strategy may enter into a forward non-U.S. currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Strategy will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Strategy's transactions in that currency. When a Strategy believes that a non-U.S. currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the

Strategy's portfolio securities denominated in such non-U.S. currency, or when the Strategy believes that the U.S. Dollar may suffer a substantial decline against a non-U.S. currency, it may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount ("position hedge"). A Strategy will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Strategy may, in the alternative, enter into a forward non-U.S. currency exchange contract to sell a different non-U.S. currency for a fixed U.S. Dollar amount where the Strategy believes that the U.S. Dollar value of the currency to be sold pursuant to the forward non-U.S. currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Strategy are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Strategy than if it had not entered into such forward non-U.S. currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Strategy to hedge against a devaluation that is so generally anticipated that the Strategy is not able to contract to sell the currency at a price above the devaluation level it anticipates.


Illiquid Securities

Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.


Because of the absence of a trading market for illiquid securities, a Strategy may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Strategy's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Strategy.

A Strategy that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Strategy may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.


Municipal Securities

Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.


The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board, the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of the Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy depends in part on the continuing ability of the issuers of municipal securities in which the Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.


Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Strategy and the value of the Strategy would be affected. Additionally, the Manager would reevaluate the Strategy's investment objective and policies.


Portfolio Turnover


The portfolio turnover rate for each Strategy is included in the Financial Highlights section. The Strategies are actively managed and, in some cases in response to market conditions, a Strategy's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Strategy and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Future Developments

A Strategy may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.


Temporary Defensive Position


For temporary defensive purposes, each Strategy may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Strategy) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Strategies that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by non-U.S. governmental entities, companies, and supranational organizations. While the Strategies are investing for temporary defensive purposes, they may not meet their investment objectives.


ADDITIONAL RISK CONSIDERATIONS


Investment in the Strategies involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations


Each of the Strategies may invest some portion of its assets in securities denominated in non-U.S. currencies. The Strategies receive a corresponding portion of their revenues in non-U.S. currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain non-U.S. currencies relative to the U.S. Dollar. These changes will affect a Strategie's net assets, distributions and income. If the value of the non-U.S. currencies in which a Strategy receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in currency hedging transactions, as described above, which involve certain special risks.

Non-U.S. Securities

The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Strategy whose investments includes non-U.S. securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on non-U.S. capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures that may involve additional costs to a Strategy These factors may affect the liquidity of a Strategy's investments in any country and Alliance will monitor the effect of any such factor or factors on a Strategy's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.


Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in non-U.S. securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Strategy's investments. In such events, a Strategy could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Non-U.S. Fixed-Income Obligations


To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

Fixed-Income Securities

The value of each Strategy's shares will fluctuate with the value of its investments. The value of each Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, each of the Strategies may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.



Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Fixed-Income Securities Rated Baa and BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Strategy may experience difficulty in valuing the securities for the purpose of computing a Strategy's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Strategy's securities than would be the case if a Strategy did not invest in lower-rated securities.

In seeking to achieve a Strategy's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Strategy's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Strategy.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Strategy may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Strategy.


Unrated Securities

Unrated securities will also be considered for investment by the Strategies when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities which are consistent with the Strategy's objective and policies.



Mortgage-Backed Securities

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Strategy may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Strategy reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

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                          MANAGEMENT OF THE STRATEGIES
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ADVISER

As noted above, each Strategy's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2003 totaling approximately $426 billion (of which approximately $156 billion represented assets of investment companies). As of June 30, 2003, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 45 of the nation's Fortune 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The
52 registered investment companies, with more than 125 separate portfolios, managed by the Adviser currently have approximately 7.3 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities to the Strategies. For these advisory services, each of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein
Tax-Managed Wealth Appreciation Strategy has contracted to pay Alliance, and each of the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy paid Alliance during the fiscal year ended April 30, 2003, a percentage of average daily net assets as follows:

                                     Fee as percentage of        Fiscal Year
Strategy                          average daily net assets*        Ended
---------                         -------------------------       ----------
AllianceBernstein
Wealth Appreciation Strategy                0.95%                   8/31/04

AllianceBernstein
Balanced Wealth Strategy                    0.75%                   8/31/04

AllianceBernstein
Wealth Preservation Strategy                0.75%                   8/31/04

AllianceBernstein Tax-Managed
Wealth Appreciation Strategy                0.95 %                  8/31/04

AllianceBernstein Tax-Managed
Balanced Wealth Strategy                    0.75%                  4/30/03

AllianceBernstein Tax-Managed
Wealth Preservation Strategy                0.44%                  4/30/03
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* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" at the beginning of the Prospectus for more information about fee waivers. Because the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy have not yet completed a full fiscal year of operations, figures for those Strategies in this column reflect the contractually agreed fees rather than fees actually paid. Figures in this column for AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy reflect fees actually paid during the fiscal year ended April 30, 2003.

PORTFOLIO MANAGER


Seth J. Masters will be responsible for managing the day to day investment decisions for each Strategy. Mr. Masters is supported by the Adviser's growth, value and fixed-income investment teams and, in turn, by the Adviser's research staff who provide input and analysis on the securities in the portfolios. Mr. Masters is Senior Vice President and the Chief Investment Officer for Style Blend Services at Alliance Capital Management L.P. Prior thereto, he was Chief Investment Officer for Emerging Markets Value at Sanford C. Bernstein & Co., Inc. since prior to 1998.

PERFORMANCE OF EQUITY AND FIXED INCOME INVESTMENT TEAMS

The performance shown above in the risk/return summary for each of AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed WealthPreservation Strategy for periods prior to September 2, 2003 reflects such Strategies' performance under their former investment policies, and may not be representative of the performance the Strategies would have achieved had their current investment policies been in effect during such periods. Although the Strategies themselves have no performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that the Adviser expects will manage the Strategy's assets. Performance data is shown for the period during which the relevant investment team of Alliance or its Bernstein unit managed the Historical Accounts through March 31, 2003. The aggregate assets for the Historical Accounts managed by each investment team as of March 31, 2003 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Trustees of the Trust under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

Alliance has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and Emerging Markets Value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanged of 20 developed market countries from Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International Emerging Market Free Index (the "MSCI EMF Index") is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, which consists of 26 emerging market country indices.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes - three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The Lehman US Credit Bond Index Unhedged is the U.S. Credit component of the U.S. Government/Credit index. The unmanaged index is comprised of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

The Lehman Intermediate US Credit Unhedged is the Intermediate component of the U.S. Credit index. Securities in the intermediate maturity range of the unmanaged U.S. Credit Index must have a maturity from 1 up to (but not including) 10 years.

The Lehman 1-10 Year TIPS Index is the 1-10 Year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The Lehman 1 Year Muni Bond Index is an unmanaged market-value weighted index comprised of municipal securities with maturities of at least 1 year and a minimum credit rating of Baa.

The Lehman 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The NAREIT Equity Index is an unmanaged market-value weighted index based upon the last closing price of the month for tax qualified REITs listed on the NYSE, AMEX, and the NASDAQ.

The Merrill Lynch US High Yield Master II Index is an unmanaged index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds must have at least one year remaining term to maturity and must be rated below investment grade based on a composite of Moody's and S&P.

The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index comprised of US Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by Alliance's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by Alliance in managing a Strategy were to perform relatively poorly, and/or if Alliance were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

                                                 HISTORICAL ACCOUNTS
                          For Periods ended March 31, 2003, with their Aggregate Assets as of March 31, 2003

                                              Assets                                                      Since      Inception
Investment Teams and Benchmarks           (in millions)      1 Year      3 Years    5 Years   10 Years  Inception     Date
--------------------------------------------------------------------------------------------------------------------------------
EQUITY

US Large Cap Growth                         $21,046.8         -27.36%     -24.00%     -4.97%     8.43%     14.76%    12/31/77
Russell 1000 Growth                                           -26.76%     -25.64%     -6.71%     6.68%       *

US Large Cap Value                          $10,907.6         -22.76%       1.02%     -0.60%    10.13%     13.97%    12/31/73
Russell 1000 Value                                            -22.79%      -6.85%     -2.03%     9.24%       *

International Large Cap Growth               $1,224.0         -21.74%     -20.22%     -4.99%     3.56%      4.00%    12/31/90
MSCI EAFE Growth                                              -22.35%     -24.32%     -9.23%    -0.19%      0.50%

International Large Cap Value                $1,847.5         -16.33%      -8.74%     -2.67%     6.11%      6.58%     6/30/92
MSCI EAFE Value                                               -24.10%     -14.76%     -5.30%     3.96%      4.56%

Emerging Markets Growth                        $713.8         -17.49%     -18.16%     -2.39%       --       4.79%     9/30/91
MSCI Emerging Market Free Growth                              -21.54%     -19.81%     -7.13%       --         *

Emerging Markets Value                       $1,544.3         -10.20%      -8.66%     -2.26%       --      -2.58%    12/31/95
MSCI Emerging Market Free Value                               -19.67%     -12.71%     -6.83%       --         *

US Real Estate                                 $106.6          -1.19%      13.68%      3.01%       --      10.28%     6/30/96
NAREIT                                                         -3.45%      13.70%      3.54%       --       9.13%

FIXED INCOME

SCB Short Duration Plus Fund                   $423.9           5.89%       6.50%      5.79%     5.44%      6.50%    12/31/88
Merrill Lynch 1-3 yr. Treasury Index                            6.37%       7.11%      6.22%     5.87%      6.97%

Investment Grade US Bonds                    $2,261.4          13.46%      10.54%      7.93%     7.65%      8.40%    12/31/86
Lehman US Credit Unhedged                                      13.49%      10.46%      7.49%     7.58%      8.64%

TIPS                                            $14.4          15.66%      10.76%        --        --       9.66%     3/31/99
Lehman Interm Tips Index                                       16.14%      11.07%        --        --       9.90%

Investment Grade Corporates                  $2,955.8          13.49%      10.51%      7.89%     7.85%      8.09%    12/31/91
Lehman Intermediate US Credit Unhedged                         12.82%      10.16%      7.62%     7.34%      7.70%

High Yield                                     $945.0           1.28%       1.60%      1.41%     7.34%      8.91%    12/31/86
Merrill Lynch High Yield Master 2                               3.32%       1.94%      1.32%     6.17%      8.30%

TAX MANAGED

SCB Short Diversified Muni Fund                $238.2           3.81%       4.36%      3.90%       --       4.11%     10/3/94
Lehman 1 Year Muni Index                                        3.87%       4.77%      4.38%       --       4.59%

SCB Intermediate Diversified Muni Fund       $1,829.2           7.08%       6.43%      5.01%     5.20%      6.01%      1/9/89
Lehman 5 Year General Obligation Muni Index                     3.02%       2.47%      2.58%     2.52%      3.02%

SCB Tax Managed International Value Fund     $2,502.0         -18.95%     -10.53%     -4.16%     4.89%      5.42%     6/22/92
MSCI EAFE Value                                               -24.10%     -14.76%     -5.30%     3.96%      4.56%


* These strategies have inception dates that are earlier than the inception dates of their style-specific indices. Shown above are the inception dates for the strategies and their annualized Since Inception returns as of 3/31/03. The inception date for the Russell 1000 Growth Index was December 31, 1978;
the total returns of the US Large Cap Growth Strategy and that benchmark from that date through 3/31/03 were 14.82% and 11.66%, respectively. The inception date for the Russell 1000 Value Index is December 31, 1978; the total returns of the US Large Cap Value Strategy and that benchmark from that date through 3/31/03 were 15.02% and 13.55%, respectively. The inception date for the MSCI Emerging Market Free Growth Index is December 31, 1996; the total returns of the Emerging Markets Growth Strategy and that benchmark from that date through 3/31/03 were -2.69% and -6.69%, respectively. The inception date for the MSCI Emerging Market Free Value Index is December 31, 1996; the total returns of the Emerging Markets Value Strategy and that benchmark from that date through 3/31/03 were -4.14% and -6.47%, respectively.

Changes in Style Leadership

The table below shows, for each of the major equity market segments, the performance of Alliance's growth and Bernstein's value teams relative to a style-neutral benchmark within that equity market segment. As shown below, in some years the growth style outperformed the value style and in others the value style outperformed the growth style, but in all but two instances at least one style outperformed the style-neutral benchmark.


Year               US Large Cap                  International Developed Markets          International Emerging Markets
-----   ------------------------------------   ------------------------------------   -------------------------------------
                                                                                                 MSCI Emerging
        Bernstein   Russell 1000   Alliance     Bernstein   MSCI EAFE    Alliance     Bernstein   Markets Free   Alliance
           Value       Index        Growth        Value       Index       Growth        Value        Index        Growth
        ------------------------------------   ------------------------------------   -------------------------------------
2002     -17.34       -21.65       -30.13        -8.07       -15.94       -14.41         4.82        -6.00         0.21
2001       9.67       -12.45       -17.52       -11.22       -21.44       -19.05        -2.35        -2.37        -7.56
2000       9.98        -7.79       -17.57        -2.42       -14.17       -15.51       -27.74       -30.61       -29.96
1999      -0.16        20.91        31.99        21.32        26.96        42.53        71.13        66.41       116.29
1998       9.88        27.02        51.14        13.81        20.00        16.51       -19.42       -25.34       -28.80
1997      27.25        32.85        36.63         9.84         1.78         4.78       -22.54       -11.59        -9.33
1996      24.15        22.45        22.71        18.14         6.05         7.77         7.71         6.03        21.34
1995      37.36        37.77        38.99         8.84        11.21        11.59
1994       0.81         0.39        -3.64         5.11         7.78         6.61
1993      29.69        10.18         9.88        36.00        32.56        27.56
1992      26.05         8.93        11.20
1991      31.69        33.04        39.64
1990     -23.25        -4.21        -1.71
1989      20.43        30.43        36.57
1988      20.29        17.26        11.06
1987      12.69         2.93         7.79
1986       8.31        17.87        23.47
1985      27.93        32.26        36.71
1984      11.89         4.75        -1.81
1983      26.54        22.13        19.01
1982      35.35        20.31        28.79
1981      13.80        -5.10        -2.74
1980      26.84        31.87        51.06
1979      27.59        22.33        32.71

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------



HOW THE STRATEGIES VALUE THEIR SHARES

Each Strategy's net asset value or NAV at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m. Eastern time), each day the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Strategies value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Strategies' trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Strategy. Your purchase of Strategy shares may be subject to an initial sales charge. Sales of Strategy shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.


HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Strategy's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Strategys' principal underwriter, AllianceBernstein Investment Research and Management, Inc. ("ABIRM").


           Minimum investment amounts are:
           o Initial                                     $ 1000
           o Subsequent                                  $   50
           o Automatic Investment Program                $   25

If you are an existing Strategy shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.

You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;


o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and purchase directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Strategies.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Strategies' SAI have more detailed information about who may purchase and hold Advisor Class shares.


General

A Strategy is currently required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Strategy with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Strategy may refuse any order to purchase shares. In particular, the Strategies reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


HOW TO EXCHANGE SHARES

You may exchange your Class A, B, C or Advisor Class shares of a Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.


o     Selling Shares Through Your Broker or Financial Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Strategy and may charge you for this service.

o     Selling Shares Directly to the Strategy



By Mail

      -- Send a signed letter of instruction or stock power form, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230


      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


By Telephone

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

For federal income tax purposes, in general, a Strategy's distributions of net investment income (or gains from investments the Strategy has held for one year or less) will be taxable to you as ordinary income. Distributions of gains from investments the Strategy has held for more than one year generally will be taxable to you as long-term capital gains. A Strategy's distributions also may be subject to certain non-U.S., state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each calendar year.

Under certain circumstances, if a Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Strategies' SAI for a further explanation of these tax issues.

Investment income received by a Strategy from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Strategies offer four classes of shares in this Prospectus. The Statement of Additional Information contains more information about the availability of waivers of sales charges and CDSCs.



Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                      Initial Sales Charge
                                                            Commission
                                                            to Dealer/
                                                             Agent as
                                   As % of      As % of        % of
                                 Net Amount    Offering      Offering
Amount Purchased                  Invested       Price         Price
--------------------------------------------------------------------------------
Up to $100,000                      4.44%         4.25%        4.00%
$100,000 up to $250,000             3.36          3.25         3.00
$250,000 up to $500,000             2.30          2.25         2.00
$500,000 up to $1,000,000           1.78          1.75         1.50



You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Strategy's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value
Programs. Consult the Subscription Application and the SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative


You can purchase Class B shares at NAV without an initial sales charge. A Strategy will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:



           Year Since Purchase           CDSC
          ---------------------        --------
           First                          4%
           Second                         3%
           Third                          2%
           Fourth                         1%
           Fifth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.


The Strategies' Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.



Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without any initial sales charge. A Strategy will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other Class of shares of the Strategy.



Advisor Class Shares--Fee-Based Program Alternative

You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

General


Asset-Based Sales Charges or Rule 12b-1 Fees. Each Strategy has adopted a plan under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Strategy's shares is:



                          Rule 12b-1 Fee (As a Percentage of
                          Aggregate Average Daily Net Assets)
                       -----------------------------------------
           Class A                           .30%
           Class B                          1.00%
           Class C                          1.00%
           Advisor Class                    None


----------

* The Rule 12b-1 plan for class A shares provides for payments of up to .50% of aggregate average daily net assets, although the Strategies' trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore have a lower expense ratio than Class A, B or C shares and pay a correspondingly higher dividend.



Choosing a Class of Shares

The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."


You should consult your financial agent to assist in choosing a class of Strategy shares.

Application of the CDSC

The CDSC is applied to the lesser of the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash) or NAV at the time of redemption. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The relevant Strategy may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or under a monthly, bi-monthly or quarterly systematic withdrawal plan.

See the Strategies' SAI for further information about CDSC waivers.


Other


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Strategy, including requirements as to the minimum initial and subsequent investment amounts.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion


As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Strategies. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy. The Strategy will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.



During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services

AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans



Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Strategies. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Strategies, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding


Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds or Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund or Strategy account and to reduce expenses of the Fund or Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand each Strategy's financial performance for the past 5 years (except that Strategies which have not completed their first fiscal year of operations are not included). Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Strategies' financial statements, is included in each Strategy's Annual
Report, which is available upon request.

                                                  Income from Investment Operations           Less: Dividends and Distributions

                                             ------------------------------------------  -------------------------------------------
                                                           Net Realized    Net Increase
                                  Net Asset     Net       and Unrealized    (Decrease)    Dividends   Distributions
                                   Value,    Investment   Gain (Loss) on   in Net Asset   from Net    in Excess of     Distributions
                                  Beginning    Income      Investment      Value from   Investment  Net Investment      from Net
                                  of Period   Loss (a)    Transactions     Operations     Income        Income       Realized Gains
                                 ----------  ----------   --------------  -------------  ----------  --------------   --------------
AllianceBernstein
Tax-Managed Balanced Wealth Strategy
(formerly known as the
Alliance Growth Investors Fund)
   Class A
   Year Ended April 30, 2003....   $10.30     $ .05           $ (.82)         $ (.77)      $ (.12)        $  -0-         $   -0-
   Year Ended April 30, 2002(c).    11.70       .06            (1.46)          (1.40)          -0-           -0-             -0-
   Year Ended April 30, 2001....    14.80       .26            (1.33)          (1.07)        (.33)           -0-          (1.70)
   Year Ended April 30, 2000....    15.80       .29             1.05            1.34         (.29)           -0-          (2.05)
   Year Ended April 30, 1999....    15.09       .17             2.20            2.37         (.16)         (.09)          (1.41)

   Class B
   Year Ended April 30, 2003....   $10.34     $(.01)          $ (.83)         $ (.84)      $ (.03)        $  -0-         $   -0-
   Year Ended April 30, 2002(c).    11.83      (.02)           (1.47)          (1.49)          -0-           -0-             -0-

   Year Ended April 30, 2001....    14.94       .17            (1.35)          (1.18)        (.23)           -0-          (1.70)
   Year Ended April 30, 2000....    15.88       .18             1.05            1.23         (.12)           -0-          (2.05)
   Year Ended April 30, 1999....    15.12       .06             2.21            2.27         (.07)         (.03)          (1.41)

   Class C
   Year Ended April 30, 2003....   $10.35     $(.01)          $ (.83)         $ (.84)      $ (.03)        $  -0-         $   -0-
   Year Ended April 30, 2002(c).    11.85      (.02)           (1.48)          (1.50)          -0-           -0-             -0-
   Year Ended April 30, 2001....    14.95       .17            (1.34)          (1.17)        (.23)           -0-          (1.70)
   Year Ended April 30, 2000....    15.88       .18             1.06            1.24         (.12)           -0-          (2.05)
   Year Ended April 30, 1999....    15.13       .06             2.20            2.26         (.07)         (.03)          (1.41)

AllianceBernstein
Tax-Managed Wealth Preservation Strategy
(formerly known as the
Alliance Conservative Investors Fund)
   Class A
   Year Ended April 30, 2003....   $10.07     $ .23(b)        $  .10          $  .33       $ (.29)         $ -0-         $   -0-
   Year Ended April 30, 2002(c).    10.65       .25(b)          (.55)           (.30)        (.28)           -0-             -0-
   Year Ended April 30, 2001....    11.33       .41(b)          (.20)            .21         (.43)           -0-           (.46)
   Year Ended April 30, 2000....    11.88       .44(b)           .07             .51         (.40)           -0-           (.66)
   Year Ended April 30, 1999....    11.97       .38(b)           .61             .99         (.38)         (.05)           (.65)

   Class B
   Year Ended April 30, 2003....   $10.31     $ .17(b)        $  .10          $  .27       $ (.21)         $ -0-         $   -0-
   Year Ended April 30, 2002(c).    10.90       .18(b)          (.57)           (.39)        (.20)           -0-             -0-
   Year Ended April 30, 2001....    11.57       .34(b)          (.19)            .15         (.36)           -0-           (.46)
   Year Ended April 30, 2000....    12.12       .36(b)           .07             .43         (.32)           -0-           (.66)
   Year Ended April 30, 1999....    12.19       .30(b)           .63             .93         (.31)         (.04)           (.65)

   Class C
   Year Ended April 30, 2003....   $10.32     $ .17(b)        $  .10          $  .27       $ (.21)         $ -0-         $   -0-
   Year Ended April 30, 2002(c).    10.91       .19(b)          (.58)           (.39)        (.20)           -0-             -0-
   Year Ended April 30, 2001....    11.58       .34(b)          (.19)            .15         (.36)           -0-           (.46)
   Year Ended April 30, 2000....    12.13       .36(b)           .07             .43         (.32)           -0-           (.66)
   Year Ended April 30, 1999....    12.19       .30(b)           .64             .94         (.31)         (.04)           (.65)

-------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b)   Net of fees waived and expenses reimbursed by Adviser.


(c) As required, effective May 1, 2001, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002, for the AllianceBernstein Tax-Managed Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. On September 2, 2003, each Strategy's investment policies were modified. As a result, each Strategy's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below the net expense ratios were as follows:


                                          AllianceBernstein                                 AllianceBernstein
                                 Tax-Managed Balanced Wealth Strategy           Tax-Managed Wealth Preservation Strategy
                                 ------------------------------------           ----------------------------------------
                                         Year Ended April 30,                               Year Ended April 30,
                                   -------------------------------                    -------------------------------
                                          2000           1999                                2000           1999
                                          ----           ----                                ----           ----
   Class A.................               1.45%          1.54%                               1.40%          1.40%
   Class B.................               2.17%          2.27%                               2.10%          2.10%

   Class C.................               2.16%          2.27%                               2.10%          2.10%

                                                              Total
                                      Total     Net Asset   Investment
                                   Dividends      Value,   Return Based
                                      and         End of   on Net Asset
                                 Distributions    Period     Value (d)
                                 -------------  ---------  ------------
AllianceBernstein
Tax-Managed Balanced Wealth Strategy

   Class A
   Year Ended April 30, 2003....    $ (.12)       $ 9.41       (7.45)%
   Year Ended April 30, 2002(c).        -0-        10.30      (11.97)
   Year Ended April 30, 2001....     (2.03)        11.70       (7.94)
   Year Ended April 30, 2000....     (2.34)        14.80        9.19
   Year Ended April 30, 1999....     (1.66)        15.80       16.81

   Class B
   Year Ended April 30, 2003....    $ (.03)       $ 9.47       (8.12)%
   Year Ended April 30, 2002(c).        -0-        10.34      (12.60)
   Year Ended April 30, 2001....     (1.93)        11.83       (8.65)
   Year Ended April 30, 2000....     (2.17)        14.94        8.39
   Year Ended April 30, 1999....     (1.51)        15.88       15.96

   Class C
   Year Ended April 30, 2003....    $ (.03)       $ 9.48       (8.11)%
   Year Ended April 30, 2002(c).        -0-        10.35      (12.66)
   Year Ended April 30, 2001....     (1.93)        11.85       (8.57)
   Year Ended April 30, 2000....     (2.17)        14.95        8.45
   Year Ended April 30, 1999....     (1.51)        15.88       15.88

AllianceBernstein
Tax-Managed Wealth Preservation Strategy

   Class A
   Year Ended April 30, 2003....   $  (.29)       $10.11        3.37%
   Year Ended April 30, 2002(c).      (.28)        10.07       (2.80)
   Year Ended April 30, 2001....      (.89)        10.65        1.76
   Year Ended April 30, 2000....     (1.06)        11.33        4.50
   Year Ended April 30, 1999....     (1.08)        11.88        8.59

   Class B
   Year Ended April 30, 2003....   $  (.21)       $10.37        2.70%
   Year Ended April 30, 2002(c).      (.20)        10.31       (3.54)
   Year Ended April 30, 2001....      (.82)        10.90        1.12
   Year Ended April 30, 2000....      (.98)        11.57        3.73
   Year Ended April 30, 1999....     (1.00)        12.12        7.82

   Class C
   Year Ended April 30, 2003....   $  (.21)       $10.38        2.70%
   Year Ended April 30, 2002(c).      (.20)        10.32       (3.54)
   Year Ended April 30, 2001....      (.82)        10.91        1.12
   Year Ended April 30, 2000....      (.98)        11.58        3.72
   Year Ended April 30, 1999....     (1.00)        12.13        7.91

                                                          Ratios/Supplemental Data
                                   -------------------------------------------------------------------
                                                      Ratios to Average Net Assets of:    Ratio of Net
                                                        Expenses,           Expenses,      Investment
                                     Net Assets,         Net of              Before       Income(Loss)
                                    End of Period       Waivers/            Waivers/       to Average       Portfolio
                                  (000's Omitted)   Reimbursements      Reimbursements    Net Assets     Turnover Rate
                                 -----------------  ----------------    ---------------   -------------   -------------
AllianceBernstein
Tax-Managed Balanced Wealth Strategy

   Class A
   Year Ended April 30, 2003....      $43,743            1.82%                1.82%             .57%            78%
   Year Ended April 30, 2002(c).       52,602            1.58                 1.58              .59            116
   Year Ended April 30, 2001....       53,031            1.50                 1.50             1.97            114
   Year Ended April 30, 2000....       54,509            1.46(e)              1.46             1.93            155
   Year Ended April 30, 1999....       47,917            1.56(e)              1.56             1.12             84

   Class B
   Year Ended April 30, 2003....      $31,781            2.57%                2.57%            (.13)%           78%
   Year Ended April 30, 2002(c).       49,484            2.32                 2.32             (.18)           116
   Year Ended April 30, 2001....       73,446            2.23                 2.23             1.24            114
   Year Ended April 30, 2000....       78,762            2.18(e)              2.18             1.20            155
   Year Ended April 30, 1999....       77,554            2.29(e)              2.29              .39             84

   Class C
   Year Ended April 30, 2003....      $ 6,011            2.54%                2.54%            (.09)%           78%
   Year Ended April 30, 2002(c).        9,134            2.30                 2.30             (.15)           116
   Year Ended April 30, 2001....       12,550            2.21                 2.21             1.24            114
   Year Ended April 30, 2000....       11,414            2.17(e)              2.17             1.21            155
   Year Ended April 30, 1999....        9,618            2.28(e)              2.28              .40             84

AllianceBernstein
Tax-Managed Wealth Preservation Strategy

   Class A
   Year Ended April 30, 2003....      $36,133            1.40%                1.69%            2.36%(b)         94%
   Year Ended April 30, 2002(c).       31,857            1.40                 1.70             2.46(b)          72
   Year Ended April 30, 2001....       24,191            1.40                 1.67             3.72(b)          65
   Year Ended April 30, 2000....       21,648            1.41(e)              1.67             3.75(b)          54
   Year Ended April 30, 1999....       18,493            1.41(e)              1.74             3.17(b)         105

   Class B
   Year Ended April 30, 2003....      $47,156            2.10%                2.42%            1.65%(b)         94%
   Year Ended April 30, 2002(c).       41,984            2.10                 2.38             1.74(b)          72
   Year Ended April 30, 2001....       40,155            2.10                 2.40             3.02(b)          65
   Year Ended April 30, 2000....       34,952            2.11(e)              2.40             3.05(b)          54
   Year Ended April 30, 1999....       31,177            2.11(e)              2.48             2.48(b)         105

   Class C
   Year Ended April 30, 2003....      $ 8,398            2.10%                2.41%            1.64%(b)         94%
   Year Ended April 30, 2002(c).        7,466            2.10                 2.39             1.74(b)          72
   Year Ended April 30, 2001....        8,021            2.10                 2.39             3.00(b)          65
   Year Ended April 30, 2000....        6,464            2.11(e)              2.39             3.05(b)          54
   Year Ended April 30, 1999....        5,688            2.11(e)              2.47             2.47(b)         105



--------------------------------------------------------------------------------

For more information about the Strategies, the following documents are available upon request:


Annual/Semi-Annual Reports to Shareholders


The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.


Statement of Additional Information (SAI)


The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the auditor's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting Alliance:



By Mail:           Alliance Global Investor Services
                   P.O. Box 786003
                   San Antonio, TX 78278-6003


By Phone:          For Information: (800) 221-5672
                   For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.


o Reports and other information about the Strategy are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find more information about Alliance and the Strategies on the Internet at: www.Alliancecapital.com.


--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

Investment Company Act File No. 811-05088.

--------------------------------------------------------------------------------

AllianceCapital[LOGO](R)

[GRAPHIC OMITTED]

                        THE ALLIANCEBERNSTEIN PORTFOLIOS:


                  ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                    ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                  ALLIANCEBERNSTEIN WEALTH PRESERVATION STRATEGY
            ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
              ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
            ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                        (collectively, the "Strategies")
-------------------------------------------------------------------------------
                     Alliance Global Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
-------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                September 2, 2003
-------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Strategies' current Prospectus
(the "Prospectus") dated September 2, 2003, as revised or supplemented from time to time. Financial statements for the AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly the Alliance Growth Investors Fund) and AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly the Alliance Conservative Investors Fund)for the year ended April 30, 2003 are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual reports may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES................................   2

INVESTMENT RESTRICTIONS..........................................  19

MANAGEMENT OF THE STRATEGIES.....................................  20

STRATEGY TRANSACTIONS............................................  28

EXPENSES OF THE STRATEGIES.......................................  30

PURCHASE OF SHARES...............................................  35

REDEMPTION AND REPURCHASE OF SHARES..............................  49

SHAREHOLDER SERVICES.............................................  51

NET ASSET VALUE..................................................  56

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................  58

GENERAL INFORMATION..............................................  61

FINANCIAL STATEMENTS.............................................  67

APPENDIX A - Corporate Bond Ratings.............................. A-1

APPENDIX B - Policies and Procedures for Voting Proxies.......... B-1



     (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------
                          INVESTMENT POLICIES AND PRACTICES
-------------------------------------------------------------------------------

     The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly Alliance
Growth Investors Fund) and AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund), (collectively, the "Existing Strategies"), and AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (collectively, the "New Strategies"), each a series of The AllianceBernstein Portfolios (the "Trust").

Stripped Mortgage-Related Securities

     Each Strategy may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Strategy may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.


     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Foreign Currency Exchange Transactions


     Each Strategy may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. (the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Strategies may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Strategy contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Strategies may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, the Strategies may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Strategies may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     Each Strategy may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Strategy intends to buy are denominated, when the Strategy holds cash or short-term investments). For position hedging purposes, each Strategy may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Strategies may also purchase or sell foreign currency on a spot basis.

     A Strategy's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Strategy.

Repurchase Agreements

     The repurchase agreements referred to in the Strategies' Prospectus are agreements by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Strategies the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Strategies would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Strategies may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

Non-Publicly Traded Securities


     The Strategies may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Strategy may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the Strategies May
Invest


     CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.


     VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities

     The Strategies may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

     The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Strategies intend to conduct their operations in a manner consistent with this view; therefore, the Strategies generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.


Lending of Securities


     The Strategies may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Strategy would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Strategy would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Strategy would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.

Forward Commitments and When-Issued and Delayed Delivery Securities

     Each Strategy may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Strategy anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Strategy purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Strategy is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Strategy's forward commitments and "when-issued" or "delayed delivery" commitments. At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     A Strategy will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Strategy may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

     Although neither of the Strategies intends to make such purchases for speculative purposes and each Strategy intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation).

Options

     OPTIONS ON SECURITIES. Each Strategy may write and purchase call and put options on securities. Each Strategy intends to write only covered options.
This means that so long as a Strategy is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Strategy might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Strategy will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     Effecting a closing transaction in the case of a written call option will permit a Strategy to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit a Strategy to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Strategy to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Strategy, provided that another option on such securities is not written. If a Strategy desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     A Strategy will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Strategy is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Strategy is more than the premium paid for the original purchase. Conversely, a Strategy will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

     A Strategy may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Strategy determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Strategy's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Strategy's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Strategy's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Strategy may elect to close the position or retain the option until it is exercised, at which time the Strategy will be required to take delivery of the security at the exercise price; the Strategy's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

     Each of the Strategies may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     Each of the Strategies may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Strategy may purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

     Each Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

     OPTIONS ON SECURITIES INDEXES. Each Strategy may write (sell) covered call and put options and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Strategy is obligated as the writer of the call option, the Strategy holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Strategy are based. A put option on a securities index written by a Strategy will be considered covered if, so long as it is obligated as the writer of the put option, the Strategy maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     A Strategy may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Strategy will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

     The purchase of call options on securities indexes may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

Futures Contracts and Options on Futures Contracts

     FUTURES CONTRACTS. Each Strategy may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a

Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

     Each Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Strategies could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Strategies may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the

Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Strategies may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities which the Strategy intends to purchase may be less expensive.


Forward Foreign Currency Exchange Contracts


     Each Strategy may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Strategies intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Strategy seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Strategy may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Strategy intends to acquire. A Strategy also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Strategies may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

     If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     Each Strategy has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Strategy will segregate and mark to market liquid assets in an amount at least equal to the Strategie's obligations under any Forward Contracts.

Options on Foreign Currencies

     Each Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Strategy may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Strategy also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A STRATEGY'S PORTFOLIO. The Strategies' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.


     It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

     The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

     The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.


     Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Strategies are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Strategy in connection with such transactions.

     If a Strategy purchases futures or options in order to hedge against a possible increase in the price of securities before the Strategy is able to invest its cash in such securities, the Strategy faces the risk that the market may instead decline. If the Strategy does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Strategy may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     In writing a call option on a security, foreign currency, index or Futures Contract, a Strategy also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Strategy writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Strategy may not be fully covered. As a result, the Strategy could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Strategy's portfolio securities.

     The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Strategy's portfolio. When a Strategy writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Strategy will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

     When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Strategy will incur a loss which may only be partially offset by the amount of the premium the Strategy receives. Moreover, by writing an option, a Strategy may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

     In the event of the occurrence of any of the foregoing adverse market events, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

     With respect to the writing of straddles on securities, a Strategy incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Strategy with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Strategy may have an option exercised against it regardless of whether the price of the security increases or decreases.

     If any of the foregoing adverse market events occurs, a Strategy's overall return may be lower than if it had not engaged in the transactions described above.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by a Strategy, and the Strategy could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Strategy has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Strategies' ability to hedge their portfolios effectively, and could result in trading losses.


     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


     The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Strategies will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Strategy has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Strategy for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Strategy only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds
(ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Strategy's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Strategy might pay more to repurchase the option contract than the Strategy would pay to close out a similar exchange-traded option.

     MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Strategies purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Strategy or decreases in the prices of securities the Strategy intends to acquire. When a Strategy writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Strategy to greater risk.


     TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.


     RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Strategy assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.


         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Strategies from responding to such events in a timely manner.


     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


     Unlike transactions entered into by the Strategies in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.


     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

     Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Strategies are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.


     Under CFTC regulations in existence at the time of adoption of the policy, neither of the Existing Strategies will enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Strategy's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Strategy, limit the Strategy's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of a Strategy to enter into desired transactions in other options orfutures contracts.

     To the extent required by applicable law, if a New Strategy enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for "bona fide" hedging purposes, the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the New Strategy's investments, after taking into account unrealized profits and unrealized losses on any contracts the New Strategy has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a New Strategy's assets that are at risk in futures contracts, options on futures contracts and currency options.


     While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Strategies' ability to utilize Forward Contracts in the manner set forth above could be restricted.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts



     Under applicable regulations, when a Strategy enters into transactions in Futures Contracts and options on Futures Contracts, that Strategy is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, an Existing Strategy may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Strategy's total assets. Each Strategy has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Strategy's total assets. Moreover, a Strategy will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.


Economic Effects and Limitations

     Income earned by a Strategy from its hedging activities will be treated as capital gains and, if not offset by net realized capital losses incurred by a Strategy, will be distributed to shareholders in taxable distributions. Although a gain from such transactions may hedge against a decline in the value of a Strategy's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     No Strategy will "over-hedge," that is, a Strategy will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

     Each Strategy's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Strategy will be able to use these instruments effectively for the purposes set forth above.

     The Strategies' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Strategy's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in returns of capital distributions, and in some circumstances, distributions in excess of a Strategy's book income may be required to be made in order to meet tax requirements.

Future Developments

     The foregoing discussion relates to each Strategy's proposed use of Futures Contracts, Forward Contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Strategy may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

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                            INVESTMENT RESTRICTIONS
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     Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Strategy set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

     Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Strategy's outstanding voting securities. The approval of a majority of a Strategy's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


Existing Strategies
-------------------

     Neither of the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Wealth Preservation Strategy will:


     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.


     (3) Purchase or retain real estate or interests in real estate, although each Strategy may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

     (4) Make loans to other persons except by the purchase of obligations in which such Strategy may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

     (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention for either Strategy to issue senior securities except as set forth in paragraph 1 above.)

     Neither Existing Strategy may: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Strategy's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

     It is also a fundamental policy of each Existing Strategy that it may purchase and sell futures contracts and related options.

New Strategies
--------------

     Each of the Wealth Appreciation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy may not:



     (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

     (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (4) Invest in companies for the purpose of exercising control;


     (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which a Strategy may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); or
(c) act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, that Strategy might be deemed to be an underwriter for purposes of the Securities Act; or

     (6) (a) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, repurchase agreements relating thereto, and securities of other investment companies), although up to 25% of a Strategy's total assets may be invested without regard to this restriction; or (b) invest more than 25% or more of its total assets in the securities of any one industry.

     Whenever any investment restriction states a maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

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                          MANAGEMENT OF THE STRATEGIES
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The Adviser


     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $387 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.



Investment Advisory Agreement and Expenses



     The Adviser serves as investment manager and adviser of each of the Strategies and continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervisions of the Trust's Board of Trustees. The Investment Advisory Agreement provides that the Adviser will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.


     The Adviser is compensated for its services at the following annual rates applicable to the average daily net asset value of each Strategy:


Strategy                                         Annual Percentage Rate

AllianceBernstein Wealth Appreciation Strategy   0.95% on the first $5 billion
                                                 0.90% on the next $2.5 billion
                                                 0.85% on the next $2.5 billion
                                                 0.80% thereafter

AllianceBernstein Balanced Wealth Strategy       0.75% on the first $5 billion
                                                 0.70% on the next $2.5 billion
                                                 0.65% on the next $2.5 billion
                                                 0.60% thereafter

AllianceBernstein Wealth Preservation Strategy   0.75% on the first $5 billion
                                                 0.70% on the next $2.5 billion
                                                 0.65% on the next $2.5 billion
                                                 0.60% thereafter

AllianceBernstein Tax-Managed Wealth
Appreciation Strategy                            0.95% on the first $5 billion
                                                 0.90% on the next $2.5 billion
                                                 0.85% on the next $2.5 billion
                                                 0.80% thereafter

AllianceBernstein Tax-Managed Balanced
Wealth Strategy                                  0.75% on the first $5 billion
                                                 0.70% on the next $2.5 billion
                                                 0.65% on the next $2.5 billion
                                                 0.60% thereafter

AllianceBernstein Tax-Managed Wealth
Preservation Strategy                            0.75% on the first $5 billion
                                                 0.70% on the next $2.5 billion
                                                 0.65% on the next $2.5 billion
                                                 0.60% thereafter


     The Adviser has contractually agreed to waive its fees and bear certain expenses in respect of each of AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy so that total expenses do not exceed on an annual basis 1.80% for Class A shares, 2.50% for Class B and Class C shares, and 1.50% for Advisor Class shares, and in respect of each of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy so that total expenses do not exceed on an annual basis 1.55% for Class A shares, 2.25% for Class B and Class C shares, and 1.25% for Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser gives written notice at least 60 days before the end of such Strategy's fiscal year.

     During the period May 1, 2002 through April 30, 2003, the Adviser earned $621,442 in management fees from the Tax-Managed Wealth Preservation Strategy ($257,621 of which was waived) and $677,258 from the Tax-Managed Balanced Wealth Strategy. During the period May 1, 2001 through April 30, 2002, the Adviser earned $571,709 in management fees from the Tax-Managed Wealth Preservation Strategy ($219,976 of which was waived) and $914,579 from the Tax-Managed Balanced Wealth Strategy. During the period May 1, 2000 through April 30, 2001, the Adviser earned $500,905 in management fees from the Tax-Managed Wealth Preservation Strategy ($193,296 of which was waived) and $1,091,854 from the Tax-Managed Balanced Wealth Strategy. The New Strategies were not operational during such periods.

     The Investment Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Strategy, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Investment Advisory Agreement for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their regular meeting held on July 22-24, 2003.

     Any amendment to the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "Alliance" in the names of the Trust and each Strategy, and if Alliance should cease to be the investment manager of any Strategy, the Trust and such Strategy may be required to change their names to delete the word "Alliance" from their names.


     The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients

(including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Exchange Reserves, AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Bond Fund, Inc., Alliance Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Global Growth Trends Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., Alliance Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., Alliance Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Quasar Fund, Inc., AllianceBernstein Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Trust, The Korean Investment Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and ACM Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Trustee Information

         The business and affairs of the Strategies are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                            PORTFOLIOS IN                        OTHER
NAME, ADDRESS, AGE                                                           FUND COMPLEX                     TRUSTEESHIPS/
OF TRUSTEE (YEARS                                                             OVERSEEN BY                  DIRECTORSHIPS HELD
   OF SERVICE*)                     PRINCIPAL OCCUPATION(S)                     TRUSTEE                        BY TRUSTEE
                                      DURING PAST 5 YEARS

INTERESTED TRUSTEE

John D. Carifa,** 58,           President, Chief Operating Officer and      117                          None
1345 Avenue of the Americas,    a Director of Alliance Capital
New York, NY 10105              Management Corporation ("ACMC"), with
(10)                            which he has been associated since
                                prior to 1998.

DISINTERESTED TRUSTEES

Ruth Block, #+, 72,             Formerly an Executive Vice President     98                 None
P.O. Box 4623, Stamford,        and Chief Insurance Officer of The
Connecticut  06903              Equitable Life Assurance Society of
(10)                            the United States; Chairman and Chief
                                Executive Officer of Evlico.  Formerly
                                a Director of Avon, BP (oil and gas),
                                Ecolab, Inc. (specialty chemicals),
                                Tandem Financial Group and Donaldson,
                                Lufkin & Jenrette Securities
                                Corporation; former Governor at
                                Large, National Association of
                                Securities Dealers, Inc.


David H. Dievler, #+, 73,       Independent Consultant.  Until           102               None
P.O. Box 167, Spring Lake,      December 1994, Senior Vice President
New Jersey  07762               of ACMC responsible for mutual fund
(4)                             administration.  Prior to joining ACMC
                                in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since
                                1968.  Prior thereto, Senior Manager
                                at Price Waterhouse & Co.  Member of
                                the American Institute of Certified
                                Public Accountants since 1953.

John H. Dobkin,#+, 61,          Consultant.  Formerly President of         99               None
P.O. Box 12, Annandale, New     Save Venice, Inc. from 2001 - 2002.
York 12504                      Senior Advisor from June 1999 - June 2000
(4)                             and President (December 1989 - May 1999)
                                of Historic Hudson Valley (historic
                                preservation). Previously, Director of
                                the National Academy of Design. During
                                1988-92, Director and Chairman of the
                                Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70,  Investment Adviser and an Independent    114               None
Suite 100, 2 Sound View         Consultant.  Formerly Senior Manager
Drive, Greenwich, Connecticut   of Barrett Associates, Inc., a
06830                           registered investment adviser, with
(5)                             which he had been associated since
                                prior to 1998.  Formerly

                                Deputy Comptroller of the State of New
                                York and, prior thereto, Chief Investment
                                Officer of the New York Bank for
                                Savings.

Brenton W. Harries, #+, 74,     Executive Vice President of                7                  None
253 Bell Tower Crossing,        McGraw-Hill, Inc., and President
Poincianna, Florida 34759       and Chief Executive Officer of
(12)                            Standard and Poor's Corporation.
                                Formerly the President and Chief
                                Executive Officer of Global
                                Electronic Markets Company.

Clifford L. Michel, #+, 64,     Senior Counsel of the law firm of        98            Placer Dome, Inc.
15 St. Bernard's Road,          Cahill Gordon & Reindel since
Gladstone, New Jersey 07934     February, 2001 and a partner of that
(4)                             firm for more than twenty-five years
                                prior thereto.  President and Chief
                                Executive Officer of Wenonah
                                Development Company (investments) and

                                a Director of Placer Dome, Inc.
                                (mining).

Donald J. Robinson, #+, 69,     Senior Counsel to the law firm of         97                  None
98 Hell's Peak Road,            Orrick, Herrington & Sutcliffe LLP
Weston, Vermont 05161           since prior to 1998.  Formerly a
(16)                            senior partner and a member of the
                                Executive Committee of that firm. Formerly a
                                Member and Chairman of the Municipal Securities
                                Rulemaking Board and a Trustee of the Museum of
                                the City of New York.


----------------
*   There is no stated term of office for the Trustees.
** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Trust because of an affiliation with Alliance.
#   Member of the Audit Committee.
+   Member of the Nominating Committee.


     The Trustees of the Trust have two standing committees -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met three times during the Strategies' most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Strategies' most recently completed fiscal year.


     In approving the most recent annual continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.


     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Strategy, as well as senior management's attention to any portfolio management issues, were considered. Each Strategy's current and longer-term performance were compared to its performance benchmark and to that of competitor funds and other funds with similar investment objectives. The Trustees also considered the expense limitation agreements for the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced
Wealth Strategy that set expense caps on overall Strategy expenses and provide for waiver of fees or reimbursement of expenses by the Adviser as needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Trust's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Trust's independent auditors in periodic meetings with the Trust's Audit Committee.

     In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the fees and overall expense levels of each Strategy to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Strategy as a percentage of assets at different asset levels as well as possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Strategy, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by each Strategy, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to each Strategy, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by each Strategy's securities transactions. In evaluating each Strategy's advisory fees, the Trustees also took into account the demands and complexity of the investment management of each Strategy.

     The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to each Strategy with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Investment Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Strategy to continue the Investment Advisory Agreement with respect to the Existing Strategies without modification of its terms, including the fees charged for services thereunder.

     The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                      DOLLAR RANGE OF
                      EQUITY SECURITIES           AGGREGATE DOLLAR RANGE OF
                      IN THE STRATEGIES           EQUITY SECURITIES IN THE
                      AS OF DECEMBER 31,          ALLIANCEBERNSTEIN FUND COMPLEX
Name of Trustee       2002                        AS OF DECEMBER 31, 2002


John D. Carifa                $0                         Over $100,000
Ruth Block                    $0                         Over $100,000
David H. Dievler              $0                         Over $100,000
John H. Dobkin                $0                         Over $100,000
William H. Foulk, Jr.         $0                         Over $100,000
Brenton W. Harries            $0                       $10,001 - $50,000
Clifford L. Michel            $0                         Over $100,000
Donald J. Robinson            $0                         Over $100,000

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

Officer Information


     Certain information concerning the Strategies' officers is set forth below.


NAME AND ADDRESS,*                     POSITION(S) HELD WITH             PRINCIPAL OCCUPATION DURING
AND (AGE)                              TRUST                             PAST 5 YEARS

John D. Carifa, 58                     Chairman and President            President, Chief Operating Officer and a
                                                                         Director of ACMC**, with which he has
                                                                         been associated since prior to 1998.

Kathleen A. Corbet, 43                 Senior Vice President             Executive Vice President at ACMC**, with
                                                                         which she has been associated since prior
                                                                         to 1998.

Andrew Aran, 46                        Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Thomas J. Bardong, 58                  Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Stephen Beinhacker, 38                 Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Michael P. Curcio, 37                  Vice President                    Senior Vice President of ACMC, with
                                                                         which he has been associated since
                                                                         prior to 1998.

Robert B. Davidson III, 42             Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Geoffrey Hauck, 39                     Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.


David A. Kruth, 39                     Vice President                    Vice President of ACMC, with
                                                                         which he has been associated
                                                                         since prior to 1998.

Seth J. Masters, 44                    Vice President                    Senior Vice President and Chief
                                                                         Investment Officer - Style Blend
                                                                         Services at ACMC, with which he
                                                                         has been associated since
                                                                         October 2000. Prior thereto, he
                                                                         was Chief Investment Officer
                                                                         for Emerging Markets Value at
                                                                         Sanford C. Bernstein & Co., Inc.
                                                                         ("Bernstein") since prior to
                                                                         1998.

Melanie A. May, 33                     Vice President                    Vice President of ACMC since 2000.
                                                                         Prior thereto, she was an Assistant
                                                                         Vice President at Bernstein since
                                                                         prior to 1998.

Jimmy K. Pang, 30                      Vice President                    Vice President of ACMC, with which
                                                                         he has been associated since prior
                                                                         to 1998.

Stephen W.Pelensky, 47                 Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Jeffrey S. Phlegar, 37                 Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Daniel G. Pine, 51                     Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Karen Sesin, 44                        Vice President                    Senior Vice President of ACMC with
                                                                         which she has been associated since
                                                                         1999.  Prior thereto, she was a
                                                                         chief investment officer for
                                                                         Waycrosse, Inc., an investment
                                                                         company affiliated with Cargill,
                                                                         Inc. since prior to 1998.

Lawrence J. Shaw, 52                   Vice President                    Senior Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Michael A. Snyder, 41                  Vice President                    Senior Vice President of ACMC
                                                                         since May, 2001.  Previously he
                                                                         was a Managing Director in the
                                                                         high yield asset management group
                                                                         at Donaldson, Lufkin & Jenrette
                                                                         Corporation from 1998 to 2001.

Christopher M. Toub, 44                Vice President                    Executive Vice President of ACMC,
                                                                         with which he has been associated
                                                                         since prior to 1998.

Greg J. Wilensky, 36                   Vice President                    Vice President of ACMC and Director
                                                                         of Stable Value Investments, with
                                                                         which he has been associated since
                                                                         prior to 1998.

Edmund P. Bergan, Jr., 53              Secretary                         Senior Vice President and
                                                                         General Counsel of AllianceBernstein
                                                                         Investment Research and Management, Inc.


                                                                         ("ABIRM")** and Alliance Global Investor
                                                                         Services, Inc. ("AGIS")**, with which he
                                                                         has been associated since prior to 1998.

Andrew L. Gangolf, 49                  Assistant Secretary               Senior Vice President
                                                                         and Assistant General Counsel of ABIRM**,
                                                                         with which he has been associated since
                                                                         prior to 1998.

Mark D. Gersten, 52                    Treasurer and Chief Financial     Senior Vice President of AGIS** and Vice
                                       Officer                           President of ABIRM**, with which he has
                                                                         been associated since prior to 1998.

Vincent S. Noto, 38                    Controller                        Vice President of AGIS,** with which he has
                                                                         been associated since prior to 1998.


* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM, Bernstein and AGIS are affiliates of the Trust.

         The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended April 30, 2003, the aggregate compensation paid to each of the Trustees during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                                     Total Number of
                                                                              Total Number of        Investment
                                                                              Investment Companies   Portfolios within
                                                                              in the Alliance        the Alliance
                                                                              Bernstein Fund         Bernstein Fund
                                                        Total Compensation    Complex, Including     Complex, Including
                                                        from the Alliance     the Strategies, as     the Strategies, as
                                                        Bernstein Fund        to Which the Trustee   to Which the
                                                        Complex, Including    is a Director or       Trustee is a
                                   Aggregate            the Trust             Trustee                Director or
                                   Compensation From                                                 Trustee
                                   the Strategies
Name of Trustee
John D. Carifa                       $        0             $      0                  51                 117
Ruth Block                           $ 6,701.00             $192,600                  43                  98
David H. Dievler                     $ 6,688.00             $246,238                  47                 102
John H. Dobkin                       $ 6,700.00             $217,888                  45                  99
William H. Foulk, Jr.                $ 6,688.00             $241,700                  48                 114
Brenton W. Harries                   $15,316.00             $ 25,500                   1                   7
Clifford L. Michel                   $ 6,682.00             $201,950                  44                  98
Donald J. Robinson                   $ 6,701.00             $193,100                  43                  97


     As of August 8, 2003, the Trustees and officers of the Strategies as a group owned less than 1% of the shares of each Strategy.

-------------------------------------------------------------------------------
                            STRATEGY TRANSACTIONS
-------------------------------------------------------------------------------

     Under the general supervision of the Trustees, the Adviser makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

     Aggregate securities transactions for the Existing Strategies during the fiscal year ended April 30, 2003 were as follows: with respect to the Tax-Managed Wealth Preservation Strategy, $63,512,370 and, in connection therewith, brokerage commissions of $27,930 (72%) were allocated to persons or firms supplying research information; and with respect to the Tax-Managed Balanced Wealth Strategy, $121,099,724 and, in connection therewith, brokerage commissions of $52,213 (59%) were allocated to persons or firms supplying research information. Aggregate securities transactions for those Strategies during the fiscal year ended April 30, 2002 were as follows: with respect to the Tax-Managed Wealth Preservation Strategy, $69,856,927 and, in connection therewith, brokerage commissions of $52,230 (59%) were allocated to persons or firms supplying research information; and with respect to the Tax-Managed Balanced Wealth Strategy, $234,277,105 and, in connection therewith, brokerage commissions of $161,623 (56%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Strategies during the fiscal year ended April 30, 2001 were as follows: with respect to the Tax-Managed Wealth Preservation Strategy, $39,356,704 and, in connection therewith, brokerage commissions of $39,942 (85%) were allocated to persons or firms supplying research information; and with respect to the Tax-Managed Balanced Wealth Strategy, $209,161,493 and, in connection therewith, brokerage commissions of $205,424 (86%) were allocated to persons or firms supplying research information. The New Strategies were not operational during such periods.

     For the fiscal year ended April 30, 2003, the Tax-Managed Wealth Preservation Strategy paid an aggregate of $70,367 in brokerage commissions; and the Tax-Managed Balanced Wealth Strategy paid an aggregate of $175,432 in brokerage commissions. For the fiscal year ended April 30, 2002, the Tax-Managed Wealth Preservation Strategy paid an aggregate of $89,116 in brokerage commissions; and the Tax-Managed Balanced Wealth Strategy paid an aggregate of $290,373 in brokerage commissions. For the fiscal year ended April 30, 2001, the Tax-Managed Wealth Preservation Strategy paid an aggregate of $47,033 in brokerage commissions; and the Tax-Managed Balanced Wealth Strategy paid an aggregate of $240,190 in brokerage commissions. The New Strategies were not operational during such periods.

     The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Strategies may consider sales of shares of the Strategies or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Strategies.

     The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co.

is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


     The brokerage transactions engaged in by the Existing Strategies with SCB & Co. and its affiliates during the fiscal years ended April 30, 2003, April 30, 2002 and April 30, 2001, are set forth below:

                                                                   % of Fund's
                                                    % of Fund's    Aggregate
Fiscal Year                           Amount of     Aggregate      Dollar
Ended                                 Brokerage     Brokerage      Amount of
April 30,                             Commissions   Commissions    Transactions
----------  ------------------------  ------------  -------------  ------------
2003        Tax-Managed Wealth
            Preservation Strategy       $ 2,795         3.97%          .11%
2003        Tax-Managed Balanced
            Wealth Strategy             $ 9,846         5.61%          .14%
2002        Tax-Managed Wealth
            Preservation Strategy       $ 4,660         5.23%          .12%
2002        Tax-Managed Balanced
            Wealth Strategy             $16,910         5.82%          .12%
2001        Tax-Managed Wealth
            Preservation Strategy       $0              0%             0%
2001        Tax-Managed Balanced
            Wealth Strategy             $0              0%             0%

The annual portfolio turnover rates of the Existing Strategies for the fiscal years ended April 30, 2003, April 30, 2002 and April 30, 2001 were 94%, 72% and

65% for Tax-Managed Wealth Preservation Strategy and 78%, 116% and 114% for Tax-Managed Balanced Wealth Strategy, respectively. The New Strategies were not operational during such periods.


-------------------------------------------------------------------------------
                           EXPENSES OF THE STRATEGIES
-------------------------------------------------------------------------------

     In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

     Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Strategies pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each class of each Strategy pays AllianceBernstein Investment Research and Management, Inc. ("ABIRM" or the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Strategy's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The
Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Strategies' shares.

     In approving the Plans, the Trustees determined that there was a reasonable likelihood that the Plans would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     Each Plan may be terminated with respect to the class of shares of any Strategy to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Strategy to which the Plan relates requires approval by the affected class of shareholders of that Strategy. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Strategy's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Plans may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

     The Plans will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The most recent continuance of the Plans for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on July 22-24, 2003.


     For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the

     Principal Underwriter received $97,032 and $139,147 with respect to the Class A shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy respectively, during the fiscal year ended April 30, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $77,504 and $147,975 with respect to the Class A shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $69,873 and $165,382 with respect to the Class A shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2001. The New Strategies were not operational during such periods.

     For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $430,079 and $367,614 with respect to the Class B shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $428,553 and $619,378 with respect to the Class B shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $363,621 and $777,183 with respect to the Class B shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2001. The New Strategies were not operational during such periods.

     For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $75,050 and $71,571 with respect to the Class C shares of the Tax-Managed Wealth Preservation Stragegy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2003. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $75,381 and $106,812 with respect to the Class C shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2002. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $71,343 and $127,349 with respect to the Class C shares of the Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, respectively, during the fiscal year ended April 30, 2001. The New Strategies were not operational during such periods.


     The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares were as follows for the fiscal year ended April 30, 2003:



           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $   4,772            $   4,736            $  1,105

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $   7,331            $   6,084            $  1,513

Compensation to
  Underwriters           $ 138,582            $ 129,542            $ 29,195

Compensation to
  Dealers                $ 152,546            $ 256,099            $ 80,356

Compensation to
  Sales
  Personnel              $   7,175            $   9,320            $  3,008

Interest, Carrying or
  Other
  Financing  Charges     $       0            $  59,351            $    376

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting
  seminars and
  printing of sales
  literature)            $ 147,152            $ 124,566            $ 28,287

Total                    $ 457,558            $ 589,698            $144,040





             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost

Category
of Expense             Class A Shares      Class B Shares      Class C Shares
------------------    ----------------    ----------------    ----------------
Advertising/
  Marketing              $   6,811            $   3,086            $    741

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual
  Reports to Other
  than Current
  Shareholders           $  18,665            $   2,900            $    734

Compensation to
  Underwriters           $ 221,938            $  62,310            $ 15,278

Compensation to
  Dealers                $ 197,320            $ 119,278            $ 73,260

Compensation to
  Sales
  Personnel              $  24,057            $   4,174            $  1,387

Interest, Carrying or
  Other
  Financing Charges      $       0            $  47,673            $    165

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting
  seminars and printing
  of sales literature)  $  220,223            $  65,429            $ 16,285

Total                   $  689,014            $ 304,850            $107,850

The New Strategies were not operational during such periods.


Custodial Arrangements

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

Transfer Agency Arrangements

     Alliance Global Investor Services, Inc. ("AGIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A, Class B and Class C shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended April 30, 2003, the AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy paid AGIS $171,232 and $248,874, respectively, in transfer agency fees. The New
Strategies were not operational during that fiscal year.

-------------------------------------------------------------------------------
                               PURCHASE OF SHARES
-------------------------------------------------------------------------------

     The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General


     Shares of the Strategies are offered on a continuous basis at a price equal to their net asset value, plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any contingent deferred sales charge (the "Class C shares"), in each case as described below. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

     Advisor Class shares of the Strategies may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by "qualified state tuition plans" (within the meaning of Section 529 of the Code) approved by ABIRM, (iv) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (v) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Strategies in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

     Investors may purchase shares of the Strategies through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Strategies' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

     In order to open your account, a Strategy, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number.

It will not be possible to establish your account without this information.
If a Strategy or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Strategies may refuse any order for the purchase of shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Strategies is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws, in each case as amended, as of the next close of regular trading on the Exchange currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.


     The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes will tend to converge, immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.


     The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Strategy business day, the order to purchase shares is automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Strategy, certificates representing shares of the Strategy are not issued except upon written request to the Strategy by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Strategy.

     In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Strategies. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Strategies. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

     Class A, Class B, Class C and Advisor Class shares of each Strategy each represent an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that
(i) Class A shares of each Strategy bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares of each Strategy bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares of each Strategy, and Advisor Class shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares of each Strategy, (iv) each of Class A, Class B and Class C shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Strategy and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares of each Strategy are each subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.


     The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares

     The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 of Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.


     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.


     Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.


     During the fiscal years ended April 30, 2003, 2002 and 2001, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Preservation Strategy were $97,893, $165,005 and $220,725, respectively. Of those amounts, the Principal Underwriter retained $2,727, $18,475 and $20,180, respectively, during fiscal years 2003, 2002 and 2001, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended April 30, 2003, 2002 and 2001, the Principal Underwriter received contingent deferred sales charges of $2,818, $2,250 and $0, respectively, on Class A shares, $126,119, $71,436 and $76,948, respectively, on Class B shares, and $497, $1,597 and $2,603, respectively, on Class C shares.

     During the fiscal years ended April 30, 2003, 2002 and 2001 the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy were $51,637, $155,285 and $364,769, respectively. Of those amounts, the Principal Underwriter retained $1,109, $18,472 and $60,556, respectively, during fiscal years 2003, 2002 and 2001, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended April 30, 2003, 2002 and 2001, the Principal Underwriter received contingent deferred sales charges of $2,500, $1,126 and $2,160, respectively, on Class A shares, $76,532, $59,146 and $88,053, respectively, on Class B shares, and $488, $1,579 and $4,315, respectively, on Class C shares. The New Strategies were not operational during such periods.


Class A Shares

     The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:


                                                              Discount or
                                                              Commission to
                                          As % of the         Dealers or Agents
Amount of             As % of Net         Public Offering     as a % of
Purchase              Amount Invested     Price               Offering Price
------------------    ----------------    ----------------    ----------------
Less than
  $100,000                 4.44%               4.25%               4.00%

$100,000 but
  less than
  $250,000                 3.36                3.25                3.00

$250,000 but
  less than
  $500,000                 2.30                2.25                2.00

$500,000 but
  less than
  $1,000,000*              1.78                1.75                1.50
--------------------

* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Strategies in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". The Strategies receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.


     Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.


     COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Strategy into a single purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Strategy for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other AllianceBernstein Mutual Fund. Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Exchange Reserves
AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc.
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Bond Fund, Inc.
         - AllianceBernstein U.S. Government Portfolio
         - AllianceBernstein Corporate Bond Portfolio
         - AllianceBernstein Quality Bond Portfolio
Alliance Capital Reserves
         - Alliance Capital Reserves Portfolio
         - Alliance Money Reserves Portfolio
AllianceBernstein Disciplined Growth Fund, Inc.
AllianceBernstein Dynamic Growth Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Global Growth Trends Fund, Inc.
AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc.
Alliance Government Reserves
         - Alliance Government Reserves Portfolio
         - Alliance Treasury Reserves Portfolio
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein Institutional Funds, Inc.
         - AllianceBernstein Real Estate Investment Institutional Fund
         - AllianceBernstein Premier Growth Institutional Fund
         - AllianceBernstein Quasar Institutional Fund
         - AllianceBernstein Special Equity Institutional Fund
Alliance Institutional Reserves, Inc.
         - Prime Portfolio
         - Government Portfolio
         - Tax-Free Portfolio
         - Treasury Portfolio
         - Trust Portfolio
         - California Tax-Free Portfolio
         - New York Tax-Free Portfolio
AllianceBernstein International Premier Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc.
AllianceBernstein Municipal Income Fund, Inc.
         - California Portfolio
         - Insured California Portfolio
         - National Portfolio
         - Insured National Portfolio
         - New York Portfolio
AllianceBernstein Municipal Income Fund II

         - New Jersey Portfolio
         - Pennsylvania Portfolio
         - Ohio Portfolio
         - Minnesota Portfolio
         - Florida Portfolio
         - Michigan Portfolio
         - Massachusetts Portfolio
         - Virginia Portfolio
         - Arizona Portfolio
AllianceBernstein Municipal Trust
         - Connecticut Portfolio
         - California Portfolio
         - Florida Portfolio
         - New York Portfolio
         - General Portfolio
         - New Jersey Portfolio
         - Virginia Portfolio
         - Massachusetts Portfolio
         - Pennsylvania Portfolio
         - Ohio Portfolio
         - North Carolina Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Quasar Fund, Inc.
AllianceBernstein Select Investor Series, Inc.
         - Premier Portfolio
         - Technology Portfolio
         - Biotechnology Portfolio
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Variable Products Series Fund, Inc.
         AllianceBernstein U.S. Large Cap Blended Style Portfolio
         - Global Bond Portfolio
         - AllianceBernstein Global Dollar Government Portfolio
         - AllianceBernstein Growth and Income Portfolio
         - AllianceBernstein Growth Portfolio
         - AllianceBernstein High Yield Portfolio
         - AllianceBernstein International Portfolio
         - AllianceBernstein International Value Portfolio
         - AllianceBernstein Money Market Portfolio
         - AllianceBernstein Americas Government Income Portfolio
         - AllianceBernstein Premier Growth Portfolio
         - AllianceBernstein Quasar Portfolio
         - AllianceBernstein Real Estate Investment Portfolio
         - AllianceBernstein Small Cap Value Portfolio
         - AllianceBernstein Technology Portfolio
         - AllianceBernstein Total Return Portfolio
         - AllianceBernstein U.S. Government/High Grade Securities Portfolio
         - AllianceBernstein Utility Income Portfolio
         - AllianceBernstein Value Portfolio
         - AllianceBernstein Worldwide Privatization Portfolio
AllianceBernstein Worldwide Privatization Fund, Inc.
AllianceBernstein Blended Style Series, Inc.
         - U.S. Large Cap Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Trust

         - AllianceBernstein Global Value Fund
         - AllianceBernstein International Value Fund
         - AllianceBernstein Small Cap Value Fund

         - AllianceBernstein Value Fund
The Korean Investment Fund, Inc.
The AllianceBernstein Portfolios
         - AllianceBernstein Wealth Appreciation Strategy
         - AllianceBernstein Tax Managed Wealth Appreciation Strategy
         - AllianceBernstein Balanced Wealth Strategy
         - AllianceBernstein Tax-Managed Balanced Wealth Strategy
         - AllianceBernstein Wealth Preservation Strategy
         - AllianceBernstein Tax-Managed Wealth Preservation Strategy
         - AllianceBernstein Growth Fund
Sanford C. Bernstein Fund, Inc.
         - U.S. Government Short Duration Portfolio
         - Short Duration Plus Portfolio
         - Intermediate Duration Portfolio
         - Short Duration New York Municipal Portfolio
         - Short Duration California Municipal Portfolio
         - Short Duration Diversified Municipal Portfolio
         - New York Municipal Portfolio
         - California Municipal Portfolio
         - Diversified Municipal Portfolio
         - Tax-Managed International Value Portfolio
         - International Value II Portfolio
         - Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
         - Bernstein Intermediate Duration Institutional Portfolio


          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.


          CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Strategy may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

          (i) the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Strategy held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

        (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and subsequently purchased Class A shares of the Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.


     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

     STATEMENT OF INTENTION. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Strategy or any other AllianceBernstein Mutual
Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of

Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Strategy, the investor and the investor's spouse each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested, the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Strategy subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

     Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Strategy should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of a Strategy or any other AllianceBernstein Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Strategy will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.


     REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of a Strategy to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Strategy at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this Statement of Additional Information.

     SALES AT NET ASSET VALUE. The Strategies may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including:
(i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant Strategy); (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.


Class B Shares

     Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

     Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Strategies in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Strategies to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


     CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

     The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.


                  Years since              Contingent Deferred
                  Subject to               Sales Charge as a % of
                  Purchase                 Dollar Amount
                  --------------           --------------------
                  First                           4.00%
                  Second                          3.00%
                  Third                           2.00%
                  Fourth                          1.00%
                  Fifth                           None


     In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption consists first, of any shares relevant acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased.

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).


     CONVERSION FEATURE. Class B shares will automatically convert to Class A shares on the tenth Strategy business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and, following conversion, such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services--Exchange Privilege."


     For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares


     Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.


     Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Strategy in connection with the sale of the Class C shares of that Strategy, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Strategy to sell the Class C shares of a Strategy without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares of the relevant Strategy.

     The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder,
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Strategy.

Conversion of Advisor Class Shares to Class A Shares

     Advisor Class shares may be held solely through the fee- based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

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                       REDEMPTION AND REPURCHASE OF SHARES
-------------------------------------------------------------------------------



     The following information supplements that set forth in the Strategies' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.


Redemption


     Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

     The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

     Payment of the redemption price will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.


     To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Strategy shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     TELEPHONE REDEMPTION BY CHECK. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Strategy business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase


     The Strategies may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Strategies nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any). Normally, if shares of the Strategies are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Strategies as described above is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General

     The Strategies reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive days. The relevant shareholder will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Strategies recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

     The following information supplements that set forth in the Strategies' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated.

     If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program


     Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of any AllianceBernstein Mutual Fund for Advisor Class shares of any other AllianceBernstein Mutual Fund, including the Strategies. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Strategy business day in order to receive that day's net asset value.


     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read the Prospectus carefully before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of

AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.


     Each Strategy shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Strategy business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Strategy business day.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.


     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right to reject any order to acquire its shares through exchange or, at any time on 60 days' notice to its shareholders, otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans


     The Strategies may be suitable investment vehicles for part or all of the assets held in various types of retirement plans, such as those listed below. The Strategies have available forms of such plans pursuant to which investments can be made in a Strategy and other AllianceBernstein Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:


Alliance Global Investor Services, Inc.
Retirement Plans

P.O. Box 786003
San Antonio, Texas 78278-6003


     INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Strategy is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.


     EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.


     If the aggregate net asset value of shares of the AllianceBernstein Mutual Funds held by a qualified plan reaches $5 million on or before December 15th in any year, all Class B shares or Class C shares of the Strategy held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of such Strategy.


     SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

     403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.


     The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Strategies, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with a Strategy.


     Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Reinvestment Program


     Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Strategy pursuant to the Strategy's Dividend Reinvestment
Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment

Program should complete the appropriate section of the Subscription
Application found in the Prospectus. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan


     A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Strategy accounts, a Class A, Class B, Class
C or Advisor Class account with one or more other AllianceBernstein Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B, Class C or Advisor Class Strategy shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

     GENERAL. Any shareholder who owns or purchases shares of a Strategy having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments)may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of that Strategy.

     Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Strategy.

     Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount at least equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Strategy shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.


     CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

     With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.


     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports


     Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent auditors, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.


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                                 NET ASSET VALUE
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     The Alliance Capital Pricing & Valuation Group (the "Pricing Group") is charged with the responsibility to implement Alliance's Statement of Pricing Policy (the "Policy Statement"), as approved by the Board of Trustees.


     The per share net asset value is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act.

Each Strategy's per share net asset value is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.


     In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Trustees. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price. Strategy securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.


     Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources.


     Listed put or call options purchased by a Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.


     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees determines that this method does not represent fair value).

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Pricing Group has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

     All other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by a Strategy or the Board of Trustees.

     With respect to securities for which market quotations are not readily available, the market value of a security will be determined in accordance with the Policy Statement.


     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Strategy business day. In addition, trading in foreign markets may not take place on all Strategy business days. Furthermore, trading may take place in various foreign markets on days that are not Strategy business days. Each Strategy's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in a Strategy's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees.

     The Board of Trustees may suspend the determination of a Strategy's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining each Strategy's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares, Class C and Advisor Class shares will be invested together in a single portfolio for each Strategy. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.


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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
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     Dividends paid by the Strategies, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


United States Federal Income Taxation of Dividends and Distributions

     Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year. In order to qualify as a regulated investment company, each Strategy must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Strategy's assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers that the Strategy controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Strategy's investments.

     If a Strategy qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends), provided the Strategy distributes with respect to each taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Strategy intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Strategies must meet to qualify for such treatment.

     In addition, if a Strategy fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Strategy is permitted so to elect and so elects), plus any retained amount from the prior year, the Strategy will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Strategy in January of a year generally is deemed to have been paid by the Strategy on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Strategies intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     The information set forth in the Strategies' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Strategy and assumes that each Strategy qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of federal, state and local tax laws to his or her particular situation.

     Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction may be available to certain corporate shareholders with respect to each Strategy's dividends of net investment income, but only to the extent such dividends are so designated by the Strategy. The amount of such dividends and distributions that may be designated by a Strategy as eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Strategy during the taxable year. Furthermore, provisions of the Code disallow the dividends-received deduction in certain cases, including (i) to the extent a corporation's investment in shares of a Strategy is financed with indebtedness and (ii) where the corporate shareholder did not hold its shares without protection from risk of loss on the ex-dividend date and for at least 45 more days during the 90-day period beginning 45 days prior to the ex-dividend date.

     Distributions of net capital gains designated by a Strategy as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Strategy.

     Capital gains distributions are not eligible for the dividends-received deduction for corporate shareholders. Any dividend or distribution received by a shareholder on shares of the Strategy (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. If a shareholder sells Strategy shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss for federal income tax purposes to the extent of any net capital gain distributions received by the shareholder with respect to such shares.

     Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Strategy.

     A dividend or distribution with respect to shares of either Strategy held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Strategy's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's net asset value also reflects unrealized losses.

     For federal income tax purposes, when equity call options which a Strategy has written expire unexercised, the premiums received by the Strategy give rise to short-term capital gains at the time of expiration. When a call written by a Strategy with respect to stock is exercised, the amount realized by the Strategy on the sale of the stock is increased by the amount of the premium, and the nature of the gain or loss depends upon the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

     Each Strategy's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Strategy to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Strategy.

     The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy both intend to generally qualify to pay exempt-interest dividends to their respective U.S. shareholders. These Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Wealth Preservation Strategy properly designates as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy may be limited in their respective abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

     Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the Tax-Managed Balanced Wealth Strategy or the Tax-Managed Wealth Preservation Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     Each Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or deduction with respect to foreign taxes. In addition, each Strategy's investments in foreign securities or foreign currencies may increase or accelerate the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

     The Strategy generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Strategy that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003,(ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     Recent tax legislation changed the maximum capital gain tax rates for capital assets (including Strategy shares) held by a non-corporate shareholder for more than 5 years to 8 percent and 18 percent (from 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which began after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2,
2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

     Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

     The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Strategy.


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                               GENERAL INFORMATION
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Description of the Trust


     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Strategies, the other portfolio of the Trust is the AllianceBernstein Growth Strategy.


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of any Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

    The assets received by the Trust for the issue or sale of the Class A, Class B and Class C shares of each Strategy and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Strategy. The underlying assets of each Strategy and each class of shares thereof are segregated and are charged with the expenses with respect to that Strategy and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.


     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.


     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then-current net asset value of the Strategy represented by the redeemed shares less any applicable contingent deferred sales charge. Each Strategy is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategies, and additional classes of shares within each Strategy. If an additional portfolio or class were established in either Strategy, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Strategies bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of each Strategy votes separately with respect to the Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Strategy, are entitled to receive the net assets of the Strategy.

Codes of Ethics and Proxy Voting Policies and Procedures

     The Strategies, the Adviser and the Principal Underwriter have each adopted codes ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted the Adviser's proxy voting policies and procedures. The
Adviser's proxy voting policies and procedures are attached as Appendix B.


Capitalization

     The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Strategy, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Strategies. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issued will be fully paid and non-assessable.

     At the close of business on August 8, 2003, there were 8,398,860 shares of common stock of the AllianceBernstein Tax-Managed Balanced Wealth Strategy, including 4,579,535 Class A shares, 3,227,748 Class B shares and 591,577 Class C shares. At the close of business on August 8, 2003, there were 9,025,499 shares of common stock of the AllianceBernstein Tax-Managed Wealth Preservation Strategy, including 3,573,793 Class A shares, 4,623,907 Class B shares and 827,799 Class C shares. Persons who owned of record or beneficially more than 25% of any class of a Strategy's outstanding shares are deemed to "control" such class.


             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY

                             5% Beneficial Ownership

CLASS B SHARES                            NO. OF SHARES              % OF
------------------                        -------------              ----

MLPF&S                                        289,352                8.96%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B79)
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES                            NO. OF SHARES              % OF
------------------                        -------------              ----

MLPF&S                                         72,309               12.22%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B80)
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets                       30,547                5.16%
House Account

Attn:  Cindy Tempesta
333 West 34th St. Fl. 3
New York, NY  10001-2402



           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY

                             5% Beneficial Ownership

CLASS A SHARES                             NO. OF SHARES             % OF
------------------                         -------------             ----

MLPF&S                                        201,777                5.64%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B85)
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

CLASS B SHARES                             NO. OF SHARES             % OF
------------------                         -------------             ----

MLPF&S                                        813,661               17.60%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B86)
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

CLASS C SHARES                             NO. OF SHARES             % OF
------------------                         -------------             ----

MLPF&S                                        70,610                 8.53%
For the sole benefit of its
Customers
Attn: Fund Admin, (97B87)
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

Voting Rights

     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Strategy and on other matters submitted to the vote of shareholders.

     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Strategy will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

     The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Strategy or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Strategy or such class are represented or (ii) more than 50% of the outstanding shares of such Strategy or such class.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Strategies' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.


     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability


     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.


     The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel



     Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110.


Independent Auditors

     The financial statements of the Tax-Managed Wealth Preservation Strategy and Tax-Managed Balanced Wealth Strategy for the fiscal year ended April 30, 2003, which are incorporated herein by reference to the Strategies' Annual Report for the period ended April 30, 2003, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York,
New York 10036, the Trust's independent auditors for such period, as stated in their report appearing therein, and have been so incorporated in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Performance Information


     From time to time, each Strategy may advertise its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, each Strategy's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one-, five- and ten-year periods (or the period since the Strategy's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the SEC, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of each Strategy are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Strategy shares is assumed to have been paid. After-tax returns are estimated based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

     For each of the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the Tax-Managed Balanced Wealth Strategy, the returns shown in the following table, for the one-, five- and ten-year periods ended April 30, 2003 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. The returns for New Strategies are not shown because they were not operational during such periods.


AllianceBernstein Tax-Managed Wealth Preservation Strategy
(formerly known as the Alliance Conservative Investors Fund)

                                              One Year ended   Five Years ended   Ten Years ended
                                                  4/30/03          4/30/03            4/30/03
Class A       Return Before Taxes                 (1.06)%           2.13%              5.27%
              Return After Taxes on               (2.14)%           0.09%              3.06%
              Distributions
              Return After Taxes on               (0.78)%           0.91%              3.28%
              Distributions and Sale of
              Strategy Shares
Class B       Return Before Taxes                 (1.30)%           2.30%              5.15%
Class C       Return Before Taxes                  1.70%            2.32%              4.85%*

* Returns for Class C are since the Class C inception date of August 2, 1993



AllianceBernstein Tax-Managed Balanced Wealth Strategy
(formerly known as the Alliance Growth Investors Fund)

                                                          One Year ended      Five Years ended     Ten Years ended
                                                              4/30/03             4/30/03              4/30/03
Class A              Return Before Taxes                      (11.41)%             (1.74)%               5.50%
                     Return After Taxes on                    (11.85)%             (3.75)%               3.27%
                     Distributions
                     Return After Taxes on                     (7.01)%             (1.53)%               3.92%
                     Distributions and Sale of
                     Strategy Shares
Class B              Return Before Taxes                      (11.78)%             (1.61)%               5.37%
Class C              Return Before Taxes                       (9.03)%             (1.61)%               4.93%*

* Returns for Class C are since the Class C inception date of August 2, 1993


     A Strategy's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Strategy's portfolio and the Strategy's expenses. Total return information is useful in reviewing the Strategy's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in a Strategy is not fixed and will fluctuate in response to prevailing market conditions.

     Advertisements quoting performance rankings of a Strategy as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Strategy, may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Strategy.


Additional Information

     This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


     The Report of Independent Auditors and financial statements of the Tax-Managed Wealth Preservation Strategy (formerly known as the Alliance Conservative Investors Fund) and Tax-Managed Balanced Wealth Strategy (formerly known as the Alliance Growth Investors Fund) included in the Strategies'
Annual Report for the fiscal year ended April 30, 2003 (the "Annual Report") are incorporated herein by reference to such Annual Report. The New
Strategies were not operational during that fiscal year. Copies of such Annual Report are available without charge upon request by calling AGIS at
(800) 227-4618.

                                    APPENDIX A


DESCRIPTION OF CORPORATE BOND RATINGS

     Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

     Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

     A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

     Descriptions of the bond ratings of Standard & Poor's are as follows:

     AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

     C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

     D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  VOTING PROXIES

Introduction

     As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

Proxy Policies

     This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

     Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

     Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

     Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

     Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

     Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING COMMITTEES

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

     Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

     Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                           PART C -- OTHER INFORMATION

Item 23.  Exhibits:
-------

     (a) Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

                   (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

                   (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

                   (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).


                   (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).



     (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

                   (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).



     (d) (1) Form of Amended and Restated Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. effective September 2, 2003 (filed herewith).

     (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., effective September 2, 2003 (filed herewith).



                   (2) Form of Selected Dealers Agreement between
         AllianceBernstein Investment Research and Management, Inc. and dealers offering shares of the Registrant (previously filed with Post Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

                   (3) Form of Selected Agents Agreement between
         AllianceBernstein Investment Research and Management, Inc. and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (f) Not applicable.

     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).


     (h) (1) Transfer Agent Agreement between the Registrant and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the
Registrant's Registration Statement on August 30, 1995).


                   (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).


     (i) (1) Opinion of Ropes & Gray (previously filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on June 28, 1996).


         (2) Opinion of Ropes & Gray LLP, dated August 21, 2003 with respect to the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy (filed herewith).


         (3) Consent of Ropes & Gray LLP (previously filed with
Post-Effective Amendment No. 50 to the Registrant's Registration
Statement on June 26, 2003).


     (j) Consent of PricewaterhouseCoopers LLP (auditors)(filed herewith).



     (k) Not applicable.

     (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (m) (1) Amended and Restated Distribution and Servicing Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on July 1,
1999).

                   (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on July 1, 1999).


                   (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Trust's Registration Statement on July 1, 1999).

     (n) Not applicable.

     (o) Amended and Restated Rule 18f-3 Plan (filed herewith).


     (p) (1) Code of Ethics of the Registrant (previously filed with Post-Effective Amendment No. 42 to the Trust's Registration Statement on August 31, 2001).

                   (2) Code of Ethics of Alliance Capital Management, L.P. (previously filed with Post-Effective Amendment No. 42 to the Trust's Registration Statement on August 31, 2001).

                   (3) Code of Ethics of AllianceBernstein Investment Research and Management, Inc. (see Exhibit 23(p)(2))

     (q) Other exhibits - Powers of Attorney of John D. Carifa, Ruth Block, William H. Foulk, Jr., Brenton W. Harries, Clifford L. Michel and Donald J. Robinson (previously filed with Post-Effective Amendment No. 36 to the Trust's Registration Statement on September 1, 1999).

Item 24.  Persons Controlled by or Under Common Control with Registrant
-------

     As of April 30, 2000, the Registrant, The AllianceBernstein Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.


Item 25. Indemnification
-------


     Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

     "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

     "Limitation of Liability:" - Section 2 The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other

Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

     ARTICLE VIII -- Indemnification

     "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

"TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

     Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

     The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder. The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

     The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc.

     The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Adviser.
-------

     The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

     The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange

Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

Item 27.  Principal Underwriters


     (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

                      AllianceBernstein Exchange Reserves
                      AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
                      AllianceBernstein Blended Style Series, Inc.
                      AllianceBernstein Bond Fund, Inc.
                      Alliance Capital Reserves
                      AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Global Growth Trends Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. Alliance Government Reserves
                      AllianceBernstein Greater China `97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc. AllianceBernstein High Yield Fund, Inc.
                      AllianceBernstein Institutional Funds, Inc.
                      Alliance Institutional Reserves, Inc.
                      AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
                      Alliance Municipal Trust
                      AllianceBernstein New Europe Fund, Inc.
                      AllianceBernstein Premier Growth Fund, Inc.
                      AllianceBernstein Quasar Fund, Inc.
                      AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Technology Fund, Inc.
                      AllianceBernstein Utility Income Fund, Inc.
                      AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. Sanford C. Bernstein Fund, Inc.
                      The AllianceBernstein Portfolios
                      AllianceBernstein Trust
                      The Korean Investment Fund, Inc.

     The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Michael J. Laughlin                Director and Chairman

John D. Carifa                     Director                                  President, Director/Trustee

Richard K. Saccullo                Director and President

Susan L. Matteson-King             President of Cash Management Services

David Conine                       Executive Vice President

Richard A. Davies                  Executive Vice President & Managing
                                   Director

Kurt H. Schoknecht                 Executive Vice President

Edmund P. Bergan, Jr.              Senior Vice President, General Counsel    Secretary/Clerk
                                   and Secretary

Benji A. Baer                      Senior Vice President

Amy  I. Belew                      Senior Vice President

John R. Bonczek                    Senior Vice President

John R. Carl                       Senior Vice President

William W. Collins, Jr.            Senior Vice President


Mark J. Dunbar                     Senior Vice President


John C. Endahl                     Senior Vice President

Andrew L. Gangolf                  Senior Vice President and Assistant       Assistant Secretary/
                                   General Counsel                           Assistant Clerk

John Grambone                      Senior Vice President

William B. Hanigan                 Senior Vice President

Bradley F. Hanson                  Senior Vice President

Geoffrey L. Hyde                   Senior Vice President


                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Robert H. Joseph, Jr.              Senior Vice President

George H. Keith                    Senior Vice President

Richard D. Keppler                 Senior Vice President

Richard E. Khaleel                 Senior Vice President

Henry Michael Lesmeister           Senior Vice President

Shawn P. McClain                   Senior Vice President


Daniel D. McGinley                 Senior Vice President

Patrick J. Mullen                  Senior Vice President

Joanna D. Murray                   Senior Vice President

Daniel A. Notto                    Senior Vice President

John J. O'Connor                   Senior Vice President

Robert E. Powers                   Senior Vice President

Domenick Pugliese                  Senior Vice President and Deputy          Assistant Secretary/
                                   General Counsel                           Assistant Clerk


John P. Schmidt                    Senior Vice President

Raymond S. Sclafani                Senior Vice President

Gregory K. Shannahan               Senior Vice President

Scott C. Sipple                    Senior Vice President

Joseph F. Sumanski                 Senior Vice President

Peter J. Szabo                     Senior Vice President

Michael J. Tobin                   Senior Vice President

Joseph T. Tocyloski                Senior Vice President

David R. Turnbough                 Senior Vice President

Craig E. Welch                     Senior Vice President

Richard A. Winge                   Senior Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH

                       NAME                       UNDERWRITER                         REGISTRANT

Emilie D. Wrapp                    Senior Vice President and
                                   Assistant General Counsel

Keith A. Yoho                      Senior Vice President

Patrick E. Ryan                    Vice President and Chief Financial
                                   Officer

Michael W. Alexander               Vice President

Ricardo Arreola                    Vice President

Peter J. Barber                    Vice President

Kenneth F. Barkoff                 Vice President

Charles M. Barrett                 Vice President

Troy E. Barton                     Vice President

Matthew F. Beaudry                 Vice President
Laura J. Beedy                     Vice President

Gregory P. Best                    Vice President

Daniel U. Brakewood                Vice President

Robert F. Brendli                  Vice President

Thomas C. Callahan                 Vice President

Kevin T. Cannon                    Vice President

John M. Capeci                     Vice President

John P. Chase                      Vice President


Doris T. Ciliberti                 Vice President

Leo H. Cook                        Vice President

Jean A. Coomber                    Vice President

Russell R. Corby                   Vice President

Dwight P. Cornell                  Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH

                       NAME                       UNDERWRITER                         REGISTRANT

Michael R. Crimmins                Vice President

John W. Cronin                     Vice President

Robert J. Cruz                     Vice President

Daniel J. Deckman                  Vice President

Sherry V. Delaney                  Vice President

Jennifer M. DeLong                 Vice President

Faith C. Deutsch                   Vice President

Janet B. DiBrita                   Vice President

Richard P. Dyson                   Vice President

John S. Egner                      Vice President

Adam E. Engelhardt                 Vice President

Sohaila S. Farsheed                Vice President

John J. Fennessy                   Vice President

Mark D. Gersten                    Vice President                            Treasurer and
                                                                             Chief Financial Officer
Thomas R. Graffeo                  Vice President

Marci Green                        Vice President

Alan Halfenger                     Vice President

Michael S. Hart                    Vice President

Jean-Francois Y. Hautemulle        Vice President

George R. Hrabovsky                Vice President

Dinah J. Huntoon                   Vice President

Scott Hutton                       Vice President

Anthony D. Ialeggio                Vice President

Theresa Iosca                      Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Oscar J. Isoba                     Vice President

Michele C. Eschert Johnson         Vice President

Danielle M. Klaskow                Vice President

Victor Kopelakis                   Vice President

Richard D. Kozlowski               Vice President

Daniel W. Krause                   Vice President

Donna M. Lamback                   Vice President

P. Dean Lampe                      Vice President

Joseph R. Laspina                  Vice President

Laurel E. Lindner                  Vice President

James M. Liptrot                   Vice President

James P. Luisi                     Vice President

Michael F. Mahoney                 Vice President

Scott T. Malatesta                 Vice President

Kathryn Austin Masters             Vice President

Michael V. Miller                  Vice President

Marcia L. Mohler                   Vice President

Thomas F. Monnerat                 Vice President

Michael F. Nash, Jr.               Vice President

Jamie A. Nieradka                  Vice President

Nicole Nolan-Koester               Vice President

Charles B. Nanick                  Vice President

Peter J. O'Brien                   Vice President

Timothy J. O'Connell               Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Richard J. Olszewski               Vice President

Albert Orokos                      Vice President

Kevin J. Parchinski                Vice President

Todd P. Patton                     Vice President

Jeffrey R. Petersen                Vice President

Catherine N. Peterson              Vice President

Mark A. Pletts                     Vice President

James J. Posch                     Vice President

Arlene L. Reddington               Vice President

Carol H. Rappa                     Vice President

Bruce W. Reitz                     Vice President

James A. Rie                       Vice President

Miguel A. Rozensztroch             Vice President

Karen C. Satterberg                Vice President

Eileen B. Sebold                   Vice President

Stephanie Seminara                 Vice President

Richard J. Sidell                  Vice President

Teris A. Sinclair                  Vice President

Rayandra E. Slonina                Vice President

Bryant B. Smith                    Vice President

Jeffrey C. Smith                   Vice President

Eileen Stauber                     Vice President

Elizabeth K. Tramo                 Vice President

Benjamin H. Travers                Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Marie R. Vogel                     Vice President

Wayne W. Wagner                    Vice President

Jesse L. Weissberger               Vice President

Mark E. Westmoreland               Vice President

Paul C. Wharf                      Vice President

Scott Whitehouse                   Vice President

Matthew Witschel                   Vice President

Michael A. Wolfsmith               Vice President

Richard J. Appaluccio              Assistant Vice President

Omar J. Aridi                      Assistant Vice President

Joseph D. Asselta                  Assistant Vice President

Andrew Berger                      Assistant Vice President

Susan Bieber                       Assistant Vice President

Paul G. Bishop                     Assistant Vice President

Michael J. Bodnar                  Assistant Vice President

Henry Brennan                      Assistant Vice President

Alan T. Brum                       Assistant Vice President

Mark S. Burns                      Assistant Vice President

Maria L. Carreras                  Assistant Vice President

Chul Y. Chang                      Assistant Vice President

Judith A. Chin                     Assistant Vice President

Jorge Ciprian                      Assistant Vice President

Jeffrey T. Coghan                  Assistant Vice President

Kenneth J. Connors                 Assistant Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Shawn Conroy                       Assistant Vice President


Ralph A. DiMeglio                  Assistant Vice President

Bernard J. Eng                     Assistant Vice President

Jeffrey M. Eschert                 Assistant Vice President

Michael J. Eustic                  Assistant Vice President

Kumar Jagdeo II                    Assistant Vice President

Arthur F. Hoyt, Jr.                Assistant Vice President

Mark W. Hubbard                    Assistant Vice President

David A. Hunt                      Assistant Vice President

Elizabeth E. Keefe                 Assistant Vice President

Edward W. Kelly                    Assistant Vice President

Michael J. Kawula                  Assistant Vice President

Thomas J. Khoury                   Assistant Vice President

Jeffrey M. Kusterer                Assistant Vice President

Evamarie C. Lombardo               Assistant Vice President

Daniel K. McGouran                 Assistant Vice President

Richard F. Meier                   Assistant Vice President

Steven M. Miller                   Assistant Vice President

Jeffrey D. Mosco                   Assistant Vice President

John J. Multhauf                   Assistant Vice President

Alex E. Pady                       Assistant Vice President

Wandra M. Perry-Hartsfield         Assistant Vice President

Irfan A. Raja                      Assistant Vice President

Rizwan A. Raja                     Assistant Vice President



                                                 POSITIONS AND                       POSITIONS AND
                                                  OFFICES WITH                       OFFICES WITH
                       NAME                       UNDERWRITER                         REGISTRANT

Brendan J. Reynolds                Assistant Vice President

David J. Riley                     Assistant Vice President

Christopher P. Rodney              Assistant Vice President

Peter V. Romeo                     Assistant Vice President

Jessica M. Rozman                  Assistant Vice President

Michelle Y. Ryba                   Assistant Vice President

Christina A. Santiago              Assistant Vice President and
                                   Counsel

Matthew J. Scarlata                Assistant Vice President

John Scialabba                     Assistant Vice President

Orlando Soler                      Assistant Vice President

Nancy D. Testa                     Assistant Vice President

Elsia M. Vasquez                   Assistant Vice President

Nina C. Wilkinson                  Assistant Vice President

Mark R. Manley                     Assistant Secretary




Item 28. Location of Accounts and Records
-------

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas, 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


Item 29.  Management Services
-------

    Not applicable.

Item 30.  Undertakings
-------


     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

********************

Notice

     A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) and has duly caused this Post-Effective Amendment No. 51 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 22nd day of August, 2003.


                               THE ALLIANCEBERNSTEIN PORTFOLIOS



                               By:   /s/ Andrew L. Gangolf
                                   Name:  Andrew L. Gangolf
                                  Title: Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:


     /s/ Mark D. Gersten
     Name:  Mark D. Gersten
     Title: Treasurer and Chief Financial Officer


PRINCIPAL EXECUTIVE OFFICER:

         John D. Carifa
         President and Chief Executive Officer

TRUSTEES:

         Ruth Block
         John D. Carifa
         David H. Dievler
         John H. Dobkin
         William H. Foulk, Jr.
         Brenton W. Harries
         Clifford L. Michel
         Donald J. Robinson


         By:  /s/ Andrew L. Gangolf
                  Andrew L. Gangolf
                  As Attorney-in-Fact
                  August 22, 2003

                                  Exhibit Index


Exhibit Number       Description





23(d)(1)            Form of Amended and Restated Investment Advisory Agreement

23(e)(1)            Form of Amended and Restated Distribution Services Agreement

23(i)(2)            Opinion of Ropes & Gray LLP

23(j)               Consent of PricewaterhouseCoopers LLP

23(o)               Amended and Restated Rule 18f-3 Plan

                                                            Exhibit 23(d)(1)

                                 AMENDED AND RESTATED
                           INVESTMENT ADVISORY AGREEMENT

     This Amended and Restated Investment Advisory Agreement (this "Contract") executed as of September 2, 2003 between THE ALLIANCEBERNSTEIN PORTFOLIOS (formerly The Equitable Funds), a Massachusetts business trust (the "Trust"), on behalf of each of its portfolio series listed on Exhibit A hereto (each a "Fund"), and ALLIANCE CAPITAL MANAGEMENT L.P., a Delaware limited partnership ("Manager").

     Witnesseth:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.     SERVICES TO BE RENDERED BY MANAGER TO THE TRUST AND FUNDS.

     (a) Subject always to the control of the Trustees of the Trust, the Manager will, at its expense, furnish continuously an investment program for each Fund, will make investment decisions on behalf of each Fund and will, subject to the provisions of paragraph (c), place all orders for the purchase and sale of each Fund's portfolio securities. Subject always to the control of the Trustees of the Trust, the Manager will also manage, supervise and conduct the other affairs and business of the Trust and the Funds, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and each Fund's stated investment objectives, policies and restrictions and will use its best efforts to safeguard and promote the welfare of the Trust and the Funds and to comply with other policies which the Trustees may from time to time determine.

     (b) The Manager, at its expense, will furnish all necessary office space and equipment, bookkeeping and clerical services required for it to perform its duties hereunder and will pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager.

     (c) In the selection of brokers, dealers, or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Manager, bearing in mind each Fund's best interest at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused any Fund to pay a broker that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Sub-Adviser selected by the Manager as provided in Section 1(d) that any entity or person associated with the Manager or such Sub-Adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund which is permitted by
Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

     (d) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended, the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-Adviser") for any Fund to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this Section 1 (and any related facilities or services for which it is responsible under paragraph (b) of this Section 1). The Manager will compensate any Sub-Adviser of such Fund for its services to such Fund. The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

     (e) The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this
Section 1 other than as provided in Section 3.

2.     OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust or in any Fund. It is also understood that the Manager and persons controlling, controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.     COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     The Trust, on behalf of the Funds, will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the following annual rates applicable to the average daily net asset value of each Fund:

Fund                                            Annual Percentage Rate

AllianceBernstein Wealth Appreciation Strategy  0.95% on the first $5 billion
                                                0.90 % on the next $2.5 billion
                                                0.85% on the next $2.5 billion

                                                0.80% thereafter

AllianceBernstein Tax-Managed Wealth
Appreciation Strategy                           0.95% on the first $5 billion
                                                0.90% on the next $2.5 billion
                                                0.85% on the next $2.5 billion
                                                0.80% thereafter

AllianceBernstein Balanced Wealth Strategy      0.75% on the first $5 billion
                                                0.70% on the next $2.5 billion
                                                0.65% on the next $2.5 billion
                                                0.60% thereafter

AllianceBernstein Tax-Managed Balanced
Wealth Strategy                                 0.75% on the first $5 billion
                                                0.70% on the next $2.5 billion
                                                0.65% on the next $2.5 billion
                                                0.60% thereafter

AllianceBernstein Wealth Preservation Strategy  0.75% on the first $5 billion
                                                0.70% on the next $2.5 billion
                                                0.65% on the next $2.5 billion
                                                0.60% thereafter

AllianceBernstein Tax-Managed Wealth
Preservation Strategy                           0.75% on the first $5 billion
                                                0.70% on the next $2.5 billion
                                                0.65% on the next $2.5 billion
                                                0.60% thereafter

AllianceBernstein Growth Fund                   0.75%


Such fee computed with respect to the net asset value of a Fund shall be paid from the assets of such Fund. Such average daily net asset value of each Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

     In the event that expenses of any Fund for any fiscal year (not including any distribution expenses paid by such Fund pursuant to any distribution plan) should exceed the expense limitation on investment company expenses enforced by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to such Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the expenses of such Fund to the extent required by such expense limitation.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.     ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of such Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of any Sub-Adviser of the Trust. Shareholders of a Fund not affected by any such amendment shall have no right to vote with respect to such amendment.

5.     EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect as to a particular Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract as to any Fund by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its effectiveness with respect to such Fund (September 2, 2003, with respect to the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Wealth Preservation Strategy, and the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, and July 22, 1993, with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Preservation Strategy and the AllianceBernstein Growth Fund), or upon the expiration of one year from the effective date of the last such continuance with respect to such Fund, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the relevant Fund affected.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.     CERTAIN INFORMATION.

     The Manager shall promptly notify the Trust in writing of the occurrence of any of the following events: (a) the Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or a Fund, and (c) there shall be any change in the "control" (as defined in the Investment Company Act of 1940, as amended) of the Manager.

7.     CERTAIN DEFINITIONS.


     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a duly called and held meeting of shareholders of such Fund (a) of the holders of 67% or more of the shares of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.     NONLIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to any Fund or to any shareholder of any Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.     USE OF NAME.

     The Manager and its affiliates own the names "Alliance" and "AllianceBernstein", which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of any name embodying the names "Alliance" and "AllianceBernstein", but only on the condition and so long as (i) this Agreement shall remain in full force, (ii) the Trust or any Fund, as the case may be, shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) Alliance Capital Management L.P. is the Manager of any Fund. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use the names "Alliance" and "AllianceBernstein" as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said name, and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said name). Without limiting the generality of the foregoing, the Trust agrees that, upon (i) any termination of this Agreement by either party or (ii) the violation of any of its provisions by the Trust or any Fund, as the case may be, the Trust will, at the request of the Manager made within six months after such termination or violation, use its best efforts to change the name of the Trust and each Fund so as to eliminate all reference, if any, to the names "Alliance" and "AllianceBernstein" and will not thereafter transact any business in a name containing the names "Alliance" or "AllianceBernstein" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the names "Alliance" or "AllianceBernstein" or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it.

10.     LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

11.     SEPARATE CONTRACTS.

     The Trust, on behalf of each Fund, shall be deemed to have entered into a wholly separate Contract relating exclusively to each such Fund. Any amendment to or termination of this Contract explicitly relating to one or more Funds shall have no affect on, and shall not be considered to amend or terminate this Contract with respect to, any other Fund.

     IN WITNESS WHEREOF, THE ALLIANCEBERNSTEIN PORTFOLIOS and ALLIANCE CAPITAL MANAGEMENT L.P. have each caused this Amended and Restated Investment Advisory Agreement to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                          THE ALLIANCEBERNSTEIN PORTFOLIOS


                                          _____________________________________
                                          By:
                                          Title:


                                          ALLIANCE CAPITAL MANAGEMENT L.P.

                                          By:  Alliance Capital Management
                                               Corporation,
                                               its general partner
                                          _____________________________________
                                          By:
                                          Title:


                              Exhibit A to Investment Advisory Agreement

                           AllianceBernstein Wealth Appreciation Strategy


                             AllianceBernstein Balanced Wealth Strategy

                           AllianceBernstein Wealth Preservation Strategy

                        AllianceBernstein Tax-Managed Appreciation Strategy

                      AllianceBernstein Tax-Managed Balanced Wealth Strategy

                    AllianceBernstein Tax-Managed Wealth Preservation Strategy

                              AllianceBernstein Growth Fund

                                                        Exhibit 23(e)(1)


                                   AMENDED AND RESTATED
                            DISTRIBUTION SERVICES AGREEMENT

     AGREEMENT made as of September 2, 2003 between THE ALLIANCEBERNSTEIN PORTFOLIOS (formerly The Alliance Portfolios), a Massachusetts business trust (the "Trust"), on behalf of each of its portfolio series (including, without limitation, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy, and AllianceBernstein Growth Fund) (each, a "Fund"), and ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT, INC. (formerly Alliance Fund Distributors, Inc.), a Delaware corporation (the "Underwriter").

                                        WITNESSETH

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company and it is in the interest of the Trust to offer its shares for sale continuously;

     WHEREAS, the Underwriter is a securities firm engaged in the business of selling shares of investment companies either directly to purchasers or through other securities dealers;

     WHEREAS, the Trust and the Underwriter wish to enter into an agreement with each other with respect to the continuous offering of the Trust's shares in order to promote the growth of the Trust and facilitate the distribution of its shares;

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Appointment of Underwriter. The Trust hereby appoints the Underwriter as the principal underwriter and distributor of the Trust to sell the public its Class A shares, Class B shares, Class C shares, Advisor Class shares, and shares of such other class or classes as the Trust and the Underwriter shall from time to time mutually agree shall become subject to the Agreement ("New shares"), (the Class A shares, Class B shares, Class C shares, Advisor Class shares, and New shares shall be collectively referred to herein as the "shares") and hereby agrees during the term of this Agreement to sell shares to the Underwriter upon the terms and conditions set forth herein.

     SECTION 2. Exclusive Nature of Duties. The Underwriter shall be the exclusive representative of the Trust to act as principal underwriter and distributor except that the rights given under this Agreement to the Underwriter shall not apply to shares issued in connection with (a) the merger or consolidation of any other investment company with a Fund, (b) a Fund's acquisition by purchase or otherwise of all or substantially all of the assets or shares of any other investment company or (c) the reinvestment in shares by a Fund's shareholders of dividends or other distributions.

     SECTION 3.  Purchase of Shares from the Trust.

     (a) The Underwriter shall have the right to buy from the Trust the shares needed to fill unconditional orders for shares of the Trust placed with the Underwriter by investors or securities dealers, depository institutions or other financial intermediaries acting as agent for their customers. The price which the Underwriter shall pay for the shares so purchased from the Trust shall be the net asset value, determined as set forth in Section 3(d) hereof, used in determining the public offering price on which such orders are based.

     (b) The shares are to be resold by the Underwriter to investors at a public offering price, as set forth in Section 3(c) hereof, or to securities dealers, depository institutions or other financial intermediaries acting as agent for their customers having agreements with the Underwriter upon the terms and conditions set forth in Section 8 hereof.

     (c) The public offering price of the shares, i.e., the price per share at which the Underwriter or selected dealers or selected agents (each as defined in Section 8(a) below) may sell shares to the public, shall be the public offering price determined in accordance with the then current Prospectus and Statement of Additional Information of the Trust (the "Prospectus" and "Statement of Additional Information," respectively) under the Securities Act of 1933, as amended (the "Securities Act"), relating to such shares, but not to exceed the net asset value at which the Underwriter is to purchase such shares, plus, in the case of Class A shares, a front-end sales charge equal to a specified percentage or percentages of the public offering price of the Class A shares as set forth in the Prospectus. Class A shares may be sold without such a sales charge to certain classes of persons or in connection with certain types of transactions as from time to time to set forth in the Prospectus and Statement of Additional Information. All payments to the Trust hereunder shall be made in the manner set forth in Section 3(f) hereof.

     (d) The net asset value of shares of the Trust shall be determined by the Trust, or any agent of the Trust, as of the close of regular trading on the New York Stock Exchange on each business day in accordance with the method set forth in the Prospectus and Statement of Additional Information and guidelines established by the Trustees of the Trust.

     (e) The Trust reserves the right to suspend the offering of its shares at any time in the absolute discretion of its Trustees.

     (f) The Trust, or any agent of the Trust designated in writing to the Underwriter by the Trust, shall be promptly advised by the Underwriter of all purchase orders for shares received by the Underwriter. Any order may be rejected by the Trust. The Trust (or its agent) will confirm orders upon their receipt, will make appropriate book entries and upon receipt by the Trust (or its agent) of payment thereof, will deliver deposit receipts or certificates for such shares pursuant to the instructions of the Underwriter. Payment shall be made to the Trust in New York Clearing House funds. The Underwriter agrees to cause such payment and such instructions to be delivered promptly to the Trust (or its agent).

     SECTION 4.  Repurchase or Redemption of Shares by the Trust.

     (a) Any of the outstanding shares may be tendered for redemption at any time, and the Trust agrees to redeem or repurchase the shares so tendered in accordance with its obligations as set forth in Section 2 of Article VI of its Agreement and Declaration of Trust and in accordance with the applicable provisions set forth in the Prospectus and Statement of Additional Information. The price to be paid to redeem or repurchase the shares shall be equal to the net asset value calculated in accordance with the provisions of Section 3(d) hereof, less any applicable sales charge. All payments by the Trust hereunder shall be made in the manner set forth below. The redemption or repurchase by the Trust of any of the Class A shares purchased by or through the Underwriter will not effect the sales charge secured by the Underwriter or any selected dealer or compensation paid to any selected agent (unless such selected dealer or selected agent has otherwise agreed with the Underwriter), in the course of the original sale, regardless of the length of the time period between the purchase by an investor and his tendering for redemption or repurchase.

     The Trust (or its agent) shall pay the total amount of the redemption price and, except as may be otherwise required by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and any interpretations thereof ("NASD rules and interpretations"), the deferred sales charges, if any, as defined in the above paragraph, pursuant to the instructions of the Underwriter in New York Clearing House funds on or before the seventh business day subsequent to its having received the notice of redemption in proper form.

     (b) Redemption of shares of a Fund or payment by a Fund may be suspended at times when the New York Stock Exchange is closed, when trading thereon is closed, when trading thereon is restricted, when an emergency exists as a result of which disposal by such Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of such Fund's net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

     SECTION 5.  Distribution Services Fees and Service Fees.

     (a) For its services as distributor of a Fund's Class A shares, the Distributor shall also receive from the Fund a service fee and a distribution services fee at the annual rates of .25% and .05%, respectively, of a Fund's average daily net assets attributable to its Class A shares, subject to the terms and conditions set forth in the Distribution Plan attached as Exhibit A hereto, as amended from time to time. For its services as distributor of a Fund's Class B shares, the Distributor shall also receive from the Fund a service fee and a distribution services fee at the annual rates of .25% and ..75%, respectively, of a Fund's average daily net assets attributable to its Class B shares, subject to the other terms and conditions set forth in the Distribution Plan attached as Exhibit B hereto, as amended from time to time. For its services as distributor of a Fund's Class C shares, the Distributor shall receive from the Fund a service fee and a distribution services fee at the annual rates of .25% and .75%, respectively, of a Fund's average daily net assets attributable to its Class C shares, subject to the other terms and conditions set forth in the Distribution Plan attached as Exhibit C hereto, as amended from time to time. The respective service fees and distribution services fees applicable to a Fund's Class A shares, Class B shares and Class C shares shall be accrued daily and paid monthly.

     SECTION 6.  Duties of the Trust.

     (a) The Trust shall furnish to the Underwriter copies of all information, financial statements and other papers that the Underwriter may reasonably request for use in connection with the distribution of shares of the Trust, and this shall include one certified copy, upon request by the Underwriter, of all financial statements prepared for the Trust by independent public accountants. The Trust shall make available to the Underwriter such number of copies of the Prospectus as the Underwriter shall reasonably request.

     (b) The Trust shall register the shares under the Securities Act, to the end that there will be available for sale such number of shares of each Fund as the Underwriter reasonably may be expected to sell.

     (c) The Trust shall use its best efforts to qualify and maintain the qualification of an appropriate number of shares of each Fund under the securities laws of such states of the United States or other jurisdictions as the Underwriter and the Trust may approve. Any such qualification may be withheld, terminated or withdrawn by the Trust at any time in its discretion. As provided in Section 9(b) hereof, the expense of qualification and maintenance of qualification shall be borne by the Trust. The Underwriter shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualification.

     (d) The Trust will furnish, in reasonable quantities upon request by the Underwriter, copies of annual and interim reports of the Trust.

     SECTION 7.  Duties of the Underwriter.

     (a) The Underwriter shall devote reasonable time and effort to effect sales of shares of the Trust, but shall not be obligated to sell any specific number of shares. The services of the Underwriter to the Trust hereunder are not to be deemed exclusive and nothing in this Agreement shall prevent the Underwriter from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

     (b) In selling shares of the Trust, the Underwriter shall use its best efforts in all material respects duly to conform with the requirements of all federal and state laws relating to the sale of such securities. Neither the Underwriter, any selected dealer, any selected agent nor any other person is authorized by the Trust to give any information or to make any representations, other than those contained in the Trust's Registration Statement (the "Registration Statement"), as amended from time to time, under the Securities Act and the Investment Company Act or the Prospectus and Statement of Additional Information or any sales literature specifically approved in writing by the Trust.

     (c) The Underwriter shall adopt and follow procedures, as approved by the officers of the Trust, for the confirmation of sales to investors and selected dealers, the collection of amounts payable by investors and selected dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the NASD, as such requirements may from time to time exist.

     SECTION 8.  Selected Dealer and Agent Agreements.

     (a) The Underwriter shall have the right to enter into selected dealer agreements with securities dealers of its choice ("selected dealers") and selected agent agreements with depository institutions and other financial intermediaries of its choice ("selected agents") for the sale of shares and fix therein the portion of the sales charge that may be allocated to the selected dealers and selected agents; provided, that the Trust shall approve the forms of agreements with selected dealers and selected agents and the selected dealer and selected agent compensation set forth therein and shall evidence such approval by filing said forms and amendments thereto as exhibits to its Registration Statement. Shares sold to selected dealers or through selected agents shall be for resale by such selected dealers and selected agents only at the public offering price set forth in the Prospectus and Statement of Additional Information.

     (b) Within the United States, the Underwriter shall offer and sell shares only to such selected dealers as are members in good standing of the NASD.

     SECTION 9.  Payment of Expenses.

     (a) The Trust shall bear all costs and expenses of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of its Registration Statement and Prospectus and Statement of Additional Information, and all amendments and supplements thereto, and preparing and mailing annual and interim reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such registration statements, prospectuses, annual or interim reports or proxy materials).

     (b) The Trust shall bear the cost of expenses of qualification of shares for sale, and, if necessary or advisable in connection therewith, of qualifying the Trust as an issuer or as a broker or dealer, in such states of the United States or other jurisdictions as shall be selected by the Trust and the Underwriter pursuant to Section 6(c) hereof and the cost and expenses payable to each such state or jurisdiction for continuing qualification therein until the Trust decides to discontinue such qualification pursuant to Section 6(c) hereof.

     SECTION 10.  Indemnification.

     (a) The Trust agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Trust or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this Agreement. The Trust's agreement to indemnify the Underwriter and any such controlling person as aforesaid is expressly conditioned upon the Trust's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Trust at its principal office in New York, New York, and sent to the Trust by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure to so notify the Trust of the commencement of any such action shall not relieve the Trust from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this
Section 10. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Trust and approved by the Underwriter. In the event the Trust does not elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them, but in case the Trust does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Trust, the Trust will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Trust's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Trust agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Trust in connection with the issue and sale of any of its shares.

     (b) The Underwriter agrees to indemnify, defend and hold the Trust, its several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees, or any such controlling person may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers, Trustees or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Underwriter or any affiliate thereof to the Trust for use in its Registration Statement, Prospectus or Statement of Additional Information in effect from time to time under the Securities Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Underwriter's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person as aforesaid is expressly conditioned upon the Underwriter being notified of the commencement of any action brought against the Trust, its officers or Trustees or any such controlling person, such notification to be given by letter or telegram addressed to the Underwriter at its principal office in New York, and sent to the Underwriter by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. The failure so to notify the Underwriter of the commencement of any such action shall not relieve the Underwriter from any liability which it may have to the Trust, to its officers and Trustees, or to such controlling person by reason of any such untrue statement or omission on the part of the Underwriter otherwise than on account of the indemnity agreement contained in this Section 10. The Underwriter shall have a right to control the defense of such action, with counsel of good standing of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on its part, and in any other event the Underwriter and the Trust, and their officers and directors and Trustees, and such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, its several officers and Trustees or any controlling person and shall survive the sale of any of the Trust's shares made pursuant to subscriptions obtained by the Underwriter.
This agreement of indemnity will inure exclusively to the benefit of the Trust, to the benefit of its successors and assigns, and to the benefit of any of the Trust's officers, Trustees or controlling persons and their successors and assigns. The Underwriter agrees promptly to notify the Trust of the commencement of any litigation or proceeding against the Underwriter in connection with the issue and sale of any of the Trust's shares.

     SECTION 11.  Notification by the Trust.

     The Trust agrees to advise the Underwriter immediately:

     (a) of any request by the Securities and Exchange Commission for amendments to the Trust's Registration Statement, Prospectus or Statement of Additional Information or for additional information,

     (b) in the event of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the Trust's Registration Statement, Prospectus or Statement of Additional Information or the initiation of any proceeding for that purpose,

     (c) of the happening of any material event which makes untrue any statement made in the Trust's Registration Statement, Prospectus or Statement of Additional Information or which requires the making of a change in any one thereof in order to make the statements therein not misleading, and

     (d) of all actions of the Securities and Exchange Commission with respect to any amendments to the Trust's Registration Statement, Prospectus or Statement of Additional Information which may from time to time be filed with the Securities and Exchange commission under the Securities Act.

     SECTION 12.  Term of Agreement.

     (a) This Agreement shall become effective on the date hereof and shall continue in effect until two years from the date of its execution, and thereafter for successive twelve-month periods with respect to each class and Fund; provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of that class or Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Distribution Plans referred to in Section 5 or any agreement related thereto; provided further, however, that if the continuation of this Agreement is not approved as to any class or Fund, the Underwriter may continue to render to such class or Fund the services described herein in the manner and to the extent permitted by the Investment Company Act and the rules and regulations thereunder. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof. This Agreement may be terminated
(i) by the Trust with respect to any class or Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of such class or Fund, or by a vote of a majority of the Trustees of the Trust who are not interested persons, as defined in the Investment Company Act, of the Trust (other than as Trustees of the Trust) and have no direct or indirect financial interest in the operation of the Distribution Plans referred to in Section 5 or any agreement related thereto, in any such event on sixty days' written notice to the Underwriter, or (ii) by the Underwriter with respect to any class or Fund on sixty days' written notice to the Trust.

     (b) This Agreement may be amended at any time with the approval of the Trustees of the Trust, provided that any material amendments of the terms hereof will become effective only upon approval as provided in the first proviso of the first sentence of Section 12(a) hereof.

     SECTION 13. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge. The terms "transfer", "assignment", and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

     SECTION 14. Notices. Any notice required or permitted to be given hereunder by either party to the other shall be deemed sufficiently given if sent by registered mail, postage prepaid, addressed by the party giving such notice to the other party at the last address furnished by such other party to the party giving notice, and unless and until changed pursuant to the foregoing provisions hereof addressed to the Trust or the Underwriter.

     SECTION 15. Governing Law. The provisions of this Agreement shall be, to the extent applicable, construed and interpreted in accordance with the laws of the State of New York.

     SECTION 16. Notice. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of each of the respective Funds.

     SECTION 17. Separate Agreements. The Trust, on behalf of each Fund, shall be deemed to have entered into a wholly separate Agreement relating exclusively to each such Fund. Any amendment to or termination of this Agreement explicitly relating to one or more Funds shall have no affect on, and shall not be considered to amend or terminate this Agreement with respect to, any other Fund.


               [The Remainder of this Page Intentionally Left Blank.]



     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Distribution Services Agreement as of the date first set forth above.



                                     THE ALLIANCEBERNSTEIN PORTFOLIOS



                                     _____________________________________
                                     By:
                                     Title:



                                     ALLIANCEBERNSTEIN INVESTMENT
                                     RESEARCH AND MANAGEMENT, INC.

                                     _____________________________________
                                     By:
                                     Title:




                                                      Exhibit 23(i)(2)

August 21, 2003

                                                   Brian D. McCabe
                                                   (617) 951-7801
                                                   bmccabe@ropesgray.com


The AllianceBernstein Portfolios
1345 Avenue of the Americas
New York, New York  10105

Ladies and Gentlemen:

We are furnishing this opinion in connection with the Registration Statement on Form N-1A (the "Registration Statement") filed under the Securities Act of 1933, as amended, by The AllianceBernstein Portfolios (the "Trust") for the registration of an indefinite number of its shares of beneficial interest (the "Shares") of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (collectively, the "Funds"). The Shares are proposed to be sold pursuant to the Amended and Restated Distribution Services Agreement dated September 2, 2003 (the "Distributor's Contract") between the Trust and AllianceBernstein Investment Research and Management, Inc.

Although we have not acted as counsel for the Trust since its inception, we have acted as counsel for the Trust since the designation and organization of the Funds. We are familiar with the actions taken by the Trust's Trustees to authorize the issuance of the Shares. We have examined the Trust's records of Trustee and shareholder action, its Bylaws, and its Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), on file at the office of the

Secretary of State of The Commonwealth of Massachusetts. We have examined copies of the Registration Statement, in the form filed with the Securities and Exchange Commission, and such other documents as we deem necessary for the purpose of this opinion.

We assume that upon sale of the Shares the Trust will receive the net asset value thereof.

We are of the opinion that the Trust is authorized to issue an unlimited number of Shares of each Fund and that when such Shares are issued and sold pursuant to the Distributor's Contract, they will be validly issued, fully paid and nonassessable by the Trust.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for allocation of the assets and liabilities of the Trust among its portfolio series, and further provides for indemnification out of the property of a portfolio series for all loss and expense of any shareholder of the portfolio series held personally liable solely by reason of his being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the portfolio series itself would be unable to meet its obligations.

We consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                   Very truly yours,
                                                   /s/ Ropes & Gray LLP
                                                   Ropes & Gray LLP

                                                      Exhibit 23(j)

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 13, 2003, relating to the financial statements and financial highlights which appears in the April 30, 2003 Annual Report to Shareholders of AllianceBernstein Tax-Managed Balanced Wealth Strategy (formerly Alliance Growth Investors Fund) and AllianceBernstein Tax-Managed Wealth Preservation Strategy (formerly Alliance Conservative Investors Fund), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Shareholder Services - Statements and Reports", and "General Information - Independent Accountants" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP


/s/ PricewaterhouseCoopers LLP

New York, New York
August 20, 2003

                                                            Exhibit 23(o)


                 Amended and Restated Plan pursuant to Rule 18f-3
                    under the Investment Company Act of 1940


                Effective as amended and restated July 24, 2003



     The Plan (the "Plan") pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "Act") of The AllianceBernstein Portfolios (the "Trust"), which sets forth the general characteristics of, and the general conditions under which the Trust may offer, multiple classes of shares of its now existing and hereafter created portfolios,(1) is hereby amended and restated in its entirety. This Plan may be revised or amended from time to time as provided below.

Class Designations

     The Trust(2) may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Each of the four classes of shares will represent interests in the same portfolio of investments of the Trust and, except as described herein, shall have the same rights and obligations as each other class. Each class shall be subject to such investment minimums and other conditions of eligibility as are set forth in the prospectus or statement of additional information through which such shares are issued, as from time to time in effect (the "Prospectus").

Class Characteristics

     Class A shares are offered at a public offering price that is equal to their net asset value ("NAV") plus an initial sales charge, as set forth in the Prospectus. Class A shares may also be subject to a Rule 12b-1 fee, which may include a service fee and, under certain circumstances, a contingent deferred sales charge ("CDSC"), as described in the Prospectus.

     Class B shares are offered at their NAV, without an initial sales charge, and may be subject to a CDSC and a Rule 12b-1 fee, which may include a service fee, as described in the Prospectus.


__________________

(1) This Plan is intended to allow the Trust to offer multiple classes of shares to the full extent and in the manner permitted by Rule 18f-3 under the Act (the "Rule"), subject to the requirements and conditions imposed by the Rule.

(2) For purposes of this Plan, if the Trust has existing more than one portfolio pursuant to which multiple classes of shares are issued, then references in this Plan to the "Trust" shall be deemed to refer instead to each portfolio.

     Class C shares are offered at their NAV, without an initial sales charge, and may be subject to a CDSC and a Rule 12b-1 fee, which may include a service fee, as described in the Prospectus.

     Advisor Class shares are offered at their NAV, without any initial sales charge, CDSC or Rule 12b-1 fee.

     The initial sales charge on Class A shares and CDSC on Class A, B and C shares are each subject to reduction or waiver as permitted by the Act, and as described in the Prospectus.

Allocations to Each Class

Expense Allocations

     The following expenses shall be allocated, to the extent practicable, on a class-by-class basis: (i) Rule 12b-1 fees payable by the Trust to the distributor or principal underwriter of the Trust's shares (the "Distributor"), and (ii) transfer agency costs attributable to each class. Subject to the approval of the Trust's Board of Trustees, including a majority of the independent Trustees, the following "Class Expenses" may be allocated on a class-by-class basis: (a) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class,(3)(b) SEC registration fees incurred with respect to a specific class, (c) blue sky and foreign registration fees and expenses incurred with respect to a specific class, (d) the expenses of administrative personnel and services required to support shareholders of a specific class (including, but not limited to, maintaining telephone lines and personnel to answer shareholder inquiries about their accounts or about the Trust), (e) litigation and other legal expenses relating to a specific class of shares, (f) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, (g) accounting and consulting expenses relating to a specific class of shares, (h) any fees imposed pursuant to a non- Rule 12b-1 shareholder services plan that relate to a specific class of shares, and (i) any additional expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount with respect to a class, or if services are provided with respect to a class that are of a different kind or to a different degree than with respect to one or more other classes.

     All expenses not now or hereafter designated as Class Expenses ("Trust Expenses") will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Trust.

_____________________

(3) For Advisor Class shares, the expenses of preparation, printing and distribution of prospectuses and shareholder reports, as well as other distribution-related expenses, will be borne by the investment adviser of the Trust (the "Adviser") or the Distributor from their own resources.

     However, notwithstanding the above, the Fund may allocate all expenses other than Class Expenses on the basis of relative net assets (settled shares), as permitted by rule 18f-3(c)(2) under the Act.

Waivers and Reimbursements

     The Adviser or Distributor may choose to waive or reimburse Rule 12b-1 fees, transfer agency fees or any Class Expenses on a voluntary, temporary basis. Such waiver or reimbursement may be applicable to some or all of the classes and may be in different amounts for one or more classes.

Income, Gains and Losses

     Income, and realized and unrealized capital gains and losses shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Trust.

     The Trust may allocate income, and realized and unrealized capital gains and losses to each share based on relative net assets (i.e. settled shares), as permitted by Rule 18f-3(c)(2) under the Act.

Conversion and Exchange Features

Conversion Features

     Class B shares of the Trust automatically convert to Class A shares of the Trust after a certain number of months or years after the end of the calendar month in which the shareholder's purchase order was accepted as described in the Prospectus. Class B shares purchased through reinvestment of dividends and distributions will be treated as Class B shares for all purposes except that such Class B shares will be considered held in a separate sub-account. Each time any Class B shares in the shareholder's account convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     Advisor Class shares of the Trust automatically convert to Class A shares of the Trust during the calendar month following the month in which the Trust is informed that the beneficial owner of the Advisor Class shares has ceased to participate in a fee-based program or employee benefit plan that satisfies the requirements to purchase Advisor Class shares as described in the Prospectus or is otherwise no longer eligible to purchase Advisor Class shares as provided in the Prospectus.

     The conversion of Class B and Advisor Class shares to Class A shares may be suspended if the opinion of counsel obtained by the Trust that the conversion does not constitute a taxable event under current federal income tax law is no longer available. Class B and Advisor Class shares will convert into Class A shares on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge.

     In the event of any material increase in payments authorized under the Rule 12b-1 Plan (or, if presented to shareholders, any material increase in payments authorized by a non-Rule 12b-1 shareholder services plan) applicable to Class A shares, existing Class B and Advisor Class shares will stop converting into Class A shares unless the Class B and Advisor Class shareholders, voting separately as a class, approve the increase in such payments. Pending approval of such increase, or if such increase is not approved, the Trustees shall take such action as is necessary to ensure that existing Class B and Advisor Class shares are exchanged or converted into a new class of shares ("New Class A") identical in all material respects to Class A shares as existed prior to the implementation of the increase in payments, no later than such shares were previously scheduled to convert to Class A shares. If deemed advisable by the Trustees to implement the foregoing, such action may include the exchange of all existing Class B and Advisor Class shares for new classes of shares ("New Class B" and "New Advisor Class," respectively) identical to existing Class B and Advisor Class shares, except that New Class B and New Advisor Class shares shall convert to New Class A shares. Exchanges or conversions described in this paragraph shall be effected in a manner that the Trustees reasonably believe will not be subject to federal income taxation.
Any additional cost associated with the creation, exchange or conversion of New Class A, New Class B and New Advisor Class shares shall be borne by the Adviser and the Distributor. Class B and Advisor Class shares sold after the implementation of the fee increase may convert into Class A shares subject to the higher maximum payment, provided that the material features of the Class A plan and the relationship of such plan to the Class B and Advisor Class shares are disclosed in an effective registration statement.

Exchange Features

     Shares of each class generally will be permitted to be exchanged only for shares of a class with similar characteristics in another AllianceBernstein Mutual Fund and shares of certain AllianceBernstein money market funds, except that certain holders of Class A shares of the Trust eligible to purchase and hold Advisor Class shares of the Trust may also exchange their Class A shares for Advisor Class shares. If the aggregate net asset value of shares of all AllianceBernstein Mutual Funds held by an investor in the Trust reaches the minimum amount at which an investor may purchase Class A shares at net asset value without a front-end sales load on or before December 15 in any year, then all Class B and Class C shares of the Trust held by that investor may thereafter be exchanged, at the investor's request, at net asset value and without any front-end sales load or CDSC for Class A shares of the Trust. All exchange features applicable to each class will be described in the Prospectus.

Dividends

     Dividends paid by the Trust with respect to its Class A, Class B, Class C and Advisor Class shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time and will be in the same amount, except that any Rule 12b-1 fee payments relating to a class of shares will be borne exclusively by that class and any incremental transfer agency costs or, if applicable, Class Expenses relating to a class shall be borne exclusively by that class.

Voting Rights

     Each share of a Trust entitles the shareholder of record to one vote.
Each class of shares of the Trust will vote separately as a class with respect to the Rule 12b-1 plan applicable to that class and on other matters for which class voting is required under applicable law. Class A, Class B and Advisor Class shareholders will vote as three separate classes to approve any material increase in payments authorized under the Rule 12b-1 plan applicable to Class A shares.

Responsibilities of the Trustees

     On an ongoing basis, the Trustees will monitor the Trust for the existence of any material conflicts among the interests of the four classes of shares. The Trustees shall further monitor on an ongoing basis the use of waivers or reimbursement by the Adviser and the Distributor of expenses to guard against cross-subsidization between classes. The Trustees, including a majority of the independent Trustees, shall take such action as is reasonably necessary to eliminate any such conflict that may develop. If a conflict arises, the Adviser and Distributor, at their own cost, will remedy such conflict up to and including establishing one or more new registered management investment companies.

Reports to the Trustees

     The Adviser and Distributor will be responsible for reporting any potential or existing conflicts among the four classes of shares to the Trustees. In addition, the Trustees will receive quarterly and annual statements concerning distributions and shareholder servicing expenditures complying with paragraph (b)(3)(ii) of Rule 12b-1. In the statements, only expenditures properly attributable to the sale or servicing of a particular class of shares shall be used to justify any distribution or service fee charged to that class. The statements, including the allocations upon which they are based, will be subject to the review of the independent Trustees in the exercise of their fiduciary duties. At least annually, the Trustees shall receive a report from an expert, acceptable to the Trustees, (the "Expert"), with respect to the methodology and procedures for calculating the net asset value, dividends and distributions for the classes, and the proper allocation of income and expenses among the classes. The report of the Expert shall also address whether the Trust has adequate facilities in place to ensure the implementation of the methodology and procedures for calculating the net asset value, dividends and distributions for the classes, and the proper allocation of income and expenses among the classes. The Trust and the Adviser will take immediate corrective measures in the event of any irregularities reported by the Expert.

Amendments

     The Plan may be amended from time to time in accordance with the provisions and requirements of Rule 18f-3 under the Act.



Amended and restated by action of the Board of Trustees this 24th day of July, 2003.


By:  /s/ Edmund P. Bergan, Jr.
     Edmund P. Bergan, Jr.
     Secretary